UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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Northrop Grumman Corporation

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THE VALUE OF PERFORMANCE.

NORTHROP GRUMMAN

2014

Proxy Statement

April 4, 2014
On behalf of the Board of Directors and management team, we cordially invite you to attend Northrop Grumman Corporation's 2014 Annual Meeting of Shareholders. This year's meeting will be held Wednesday, May 21, 2014 at our principal executive office located at 2980 Fairview Park Drive, Falls Church, Virginia 22042 beginning at 8:00 a.m. Eastern Daylight Time.
We look forward to meeting those of you who are able to attend the meeting. For those who are unable to attend, live coverage of the meeting will be available on the Northrop Grumman website at www.northropgrumman.com.
At this meeting, shareholders will vote on matters set forth in the accompanying Notice of Annual Meeting and Proxy Statement. We will also provide a report on our Company and will entertain questions of general interest to the shareholders.
Your vote is important. Your proxy or voting instruction card includes specific information regarding the several ways to vote your shares. We encourage you to vote as soon as possible, even if you plan to attend the meeting. You may vote over the internet, by telephone or by mailing a proxy or voting instruction card.
Thank you for your continued interest in Northrop Grumman Corporation.
Wes Bush
Chairman, Chief Executive Officer and President

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2014 PROXY STATEMENT l

Notice of 2014 Annual Meeting of Shareholders

Wednesday, May 21, 2014
8:00 a.m., Eastern Daylight Time
Northrop Grumman Corporation, Principal Executive Office
2980 Fairview Park Drive, Falls Church, Virginia 22042

The Annual Meeting of Shareholders (Annual Meeting) of Northrop Grumman Corporation will be held on Wednesday, May 21, 2014 at 8:00 a.m. Eastern Daylight Time at our principal executive office located at 2980 Fairview Park Drive, Falls Church, Virginia 22042.
Shareholders of record at the close of business on March 18, 2014 are entitled to vote at the Annual Meeting. The following items are on the agenda:

1.	The election of the 11 nominees named in the attached Proxy Statement as directors to hold office until the 2015 Annual Meeting;

2.	A proposal to approve, on an advisory basis, the compensation of our named executive officers;

3.	A proposal to ratify the appointment of Deloitte & Touche LLP as our independent auditor for the year ending December 31, 2014;

4.	One shareholder proposal included and discussed in the accompanying Proxy Statement; and

5.	Other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
All shareholders are invited to attend the Annual Meeting. To be admitted you will need proof of stock ownership and a form of photo identification. If your broker holds your shares in "street name," you will also need proof of beneficial ownership of Northrop Grumman common stock.
We encourage all shareholders to vote on the matters described in the accompanying proxy statement. Please see the section entitled "Questions and Answers About the Annual Meeting" on page 1 for information about voting by mail, telephone, internet, mobile device or in person at the Annual Meeting.
By order of the Board of Directors,

Jennifer C. McGarey
Corporate Vice President and Secretary

April 4, 2014

Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to be held on May 21, 2014: The Proxy Statement for the 2014 Annual Meeting of Shareholders and the Annual Report for the year ended December 31, 2013 are available at: www.edocumentview.com/noc.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2014 PROXY STATEMENT l

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement, reflecting important business, compensation and corporate governance highlights. For additional information about these topics, please refer to the discussions contained in this Proxy Statement and in our Annual Report on Form 10-K for the year ended December 31, 2013 (2013 Form 10-K) filed with the United States (U.S.) Securities and Exchange Commission on February 3, 2014. This Proxy Statement contains certain non-GAAP financial measures. We have identified these measures with an asterisk; for more information, including reconciliations to the nearest GAAP measure, see "Miscellaneous - Use of Non-GAAP Financial Measures."

2013 Performance Highlights (page 29)
In 2013, we continued to focus on performance, cash deployment and portfolio to create long-term value for our shareholders. 2013 was another year of strong financial performance for the Company in a challenging and uncertain budget environment for our primary customer, the U.S. government. We sustained the operating performance improvements we achieved in 2012, and continued to deploy our cash to create shareholder value. We achieved higher diluted earnings per share (EPS), a 12.5% segment operating margin rate*, $2.5 billion of cash provided by operations, and $2.1 billion of free cash flow*. We returned 138% of reported free cash flow to our shareholders through share repurchases and dividends, and we announced our goal of retiring 60 million shares, or approximately 25% of our shares, by the end of 2015, market conditions permitting. Our stock price substantially outperformed the major market indices in 2013. Our share price increased 70% and total shareholder return (TSR) for 2013 was 74.4%. The following are some of our 2013 financial highlights:

7% increase in diluted EPS to $8.35 per share	$2.9 billion distributed to our shareholders - 138% of Free Cash Flow	$545 million paid in dividends 11% quarterly dividend increase, 10th consecutive annual increase	27.3 million shares repurchased for $2.4 billion - weighted average diluted shares outstanding reduced by 8%	$20.9 billion of net new awards $37 billion total backlog at 12/31/13

2013 Executive Compensation Highlights (page 28)
We continued to demonstrate our commitment and alignment to shareholders through our performance-based executive compensation programs. We added a fourth financial metric, pension-adjusted net income, to our Annual Incentive Plan (AIP) to reflect an integrated metric for both top line and bottom line performance. While we sustained strong financial performance in 2013 as compared to our performance in 2012, and achieved above target for three of the four 2013 AIP metrics, our AIP payout declined to 144% from 183% in 2012. We again achieved above target for our two Long-Term Incentive Plan (LTIP) metrics, which measure relative TSR, and the LTIP payout was comparable to 2012. Following are some additional highlights of our 2013 executive compensation approach:

70% of Annual LTIP Equity Grant TSR Performance-Based	Stock Ownership Guidelines for All Officers: CEO 7x NEOs 3x	3-Year Mandatory Holding Period for 50% of Vested Shares	Recoupment Policy on Incentive Payouts	No Individual Change in Control Agreements

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2014 PROXY STATEMENT I i

PROXY STATEMENT SUMMARY

Board Nominees (pages 3-8)

		Director		Independent		Committee
Name	Age	since	Professional Background	Yes	No	Memberships
Wesley G. Bush	53	2009	Chairman, CEO and President, Northrop Grumman Corporation		X	—
Victor H. Fazio	71	2000	Senior Advisor, Akin Gump Strauss Hauer & Feld LLP; Former Member of Congress	X		Audit, Policy
Donald E. Felsinger	66	2007	Former Chairman and CEO, Sempra Energy	X		Compensation, Governance
Bruce S. Gordon	68	2008	Former President and CEO, NAACP; Former President, Retail Markets Group, Verizon Communications Inc.	X		Compensation, Policy
William H. Hernandez	66	2013	Former Senior Vice President and CFO, PPG Industries, Inc.	X		Audit, Policy
Madeleine A. Kleiner	62	2008	Former Executive Vice President and General Counsel, Hilton Hotels Corporation	X		Audit, Governance
Karl J. Krapek	65	2008	Former President and COO, United Technologies Corporation	X		Compensation, Governance
Richard B. Myers	72	2006	Retired General, United States Air Force and Former Chairman of the Joint Chiefs of Staff	X		Compensation, Policy
Gary Roughead	62	2012	Retired Admiral, United States Navy and Former Chief of Naval Operations	X		Audit, Policy
Thomas M. Schoewe	61	2011	Former Executive Vice President and CFO, Wal-Mart Stores, Inc.	X		Audit, Policy
Kevin W. Sharer	66	2003	Former Chairman and CEO, Amgen Inc.	X		Compensation, Governance
In accordance with our retirement policy, Stephen E. Frank and Aulana L. Peters, directors who served during 2013, will not stand for reelection at the 2014 Annual Meeting as they each will have attained their 72nd birthday prior to the Annual Meeting. As provided for under our retirement policy, the Board determined that due to special circumstances, including his background and role in support of certain strategic undertakings, it was in the best interest of the Company and our shareholders for General Myers to continue to serve as a director beyond his 72nd birthday.

Governance Highlights (pages 9-15)
We are committed to high standards of corporate governance and have a robust corporate governance program intended to promote the long-term success of our Company. Some highlights of our corporate governance practices are listed below.

Number of Independent Directors	10 of 11
Audit and Compensation Committees Comprised Entirely of Independent Directors	YES
Annual Election of All Directors	YES
Lead Independent Director	YES
Majority Voting for Directors in Uncontested Elections	YES
Annual Board and Committee Self-Evaluations	YES
Ability to Act by Written Consent	YES
Ability of Shareholders to Call a Special Meeting	YES
Annual Advisory Vote on Executive Compensation	YES
Recoupment Policy for All Incentive Compensation	YES
Stock Ownership Guidelines for Directors and Executive Officers	YES
Policy Prohibiting Hedging and Pledging of Company Stock by Directors and Executive Officers	YES

ii I NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2014 PROXY STATEMENT

PROXY STATEMENT SUMMARY

Shareholder Engagement
We regularly engage with our shareholders to understand better their perspectives on our Company, including their thoughts and priorities with respect to matters of executive compensation and corporate governance. This regular dialogue has helped inform the Board's decisions. For example, as a result of this dialogue, we no longer issue stock options and now issue full-value shares which we believe provide a stronger linkage to shareholder interests. We will maintain this active engagement to inform our actions.

Annual Shareholders' Meeting

Time: May 21, 2014, 8:00 a.m., Eastern Daylight Time	Record Date: You can vote if you were a shareholder of record at the close of business on March 18, 2014.
Place: Northrop Grumman Corporation 2980 Fairview Park Drive Falls Church, Virginia 22042	Admission: You will need proof of stock ownership and a form of photo identification.

Voting Matters and Board Recommendations

	Board Vote Recommendation	Page Reference
Election of Directors	FOR each Director Nominee	3
Advisory Vote on Compensation of Named Executive Officers	FOR	26
Ratification of Deloitte & Touche LLP as Independent Auditor	FOR	55
Shareholder Proposal - Regarding Independent Board Chairman	AGAINST	57

How to Cast Your Vote (page 2)
You can vote by any of the following methods:

By Internet - log on to www.envisionreports.com/noc

By Mail - request a paper copy of the proxy materials via www.envisionreports.com/noc to receive a proxy card and vote by marking the voting instructions on the proxy card

By Telephone - call 800-652-VOTE (800-652-8683) (toll-free)

By QR Code - scan the QR code on your proxy card, notice of availability or voting instruction form with your mobile device

In Person - All shareholders are invited to attend the Annual Meeting. You will need proof of stock ownership and a form of photo identification.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2014 PROXY STATEMENT I iii

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2014 PROXY STATEMENT I iv

v I NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2014 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why am I receiving this Proxy Statement?
You are receiving this Proxy Statement in connection with the solicitation of proxies by the Board of Directors of Northrop Grumman Corporation for use at the 2014 Annual Meeting of Shareholders (Annual Meeting). We intend to mail a Notice of Internet Availability of Proxy Materials to shareholders of record and to make this Proxy Statement and accompanying materials available on the internet on or about April 4, 2014.

Who is entitled to vote at the Annual Meeting?
You may vote your shares of our common stock if you owned your shares as of the close of business on March 18, 2014 (Record Date). As of March 18, 2014, there were 215,838,316 shares of our common stock outstanding. You may cast one vote for each share of common stock you hold as of the Record Date on all matters presented.

How many votes must be present to hold the Annual Meeting?
The presence in person or by proxy of the holders of a majority of the shares entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. Persons returning executed proxy cards will be counted as present for purposes of establishing a quorum even if they abstain from voting on any or all proposals. Shares held by brokers who vote such shares on any proposal will be counted as present for purposes of establishing a quorum, and broker non-votes on other proposals will not affect the presence of a quorum.

How can I receive a paper copy of the proxy materials?
Instead of mailing a printed copy of this Proxy Statement and accompanying materials to each shareholder of record, we have elected to provide a Notice of Internet Availability of Proxy Materials (Notice) as permitted by the rules of the SEC. The Notice instructs you as to how you may access and review all of the proxy materials and how you may provide your proxy. If you would like to receive a printed or e-mail copy of this Proxy Statement and accompanying materials from us, you must follow the instructions for requesting such materials included in the Notice.

What am I being asked to vote on and what are the Board of Directors' recommendations?
The following table lists the proposals scheduled to be voted on, the vote required for approval of each proposal and the effect of abstentions and broker non-votes:

Proposal	Board Recommendation	Vote Required	Abstentions	Broker Non-Votes	Unmarked Proxy Cards
Election of Directors (Proposal One)	FOR	Majority of votes cast	No effect	No effect	Voted "FOR"
Advisory Vote on Compensation of Named Executive Officers (Proposal Two)	FOR	Majority of votes cast	No effect	No effect	Voted "FOR"
Ratification of Appointment of Deloitte & Touche LLP for 2014 (Proposal Three)	FOR	Majority of votes cast	No effect	No effect	Voted "FOR"
Shareholder Proposal - Regarding Independent Board Chairman (Proposal Four)	AGAINST	Majority of votes cast	No effect	No effect	Voted "AGAINST"

What is a broker non-vote?
Brokers who hold shares of common stock for the accounts of their clients may vote these shares either as directed by their clients or in their own discretion if permitted by the stock exchanges or other organizations of which they are members. Members of the New York Stock Exchange (NYSE) are permitted to vote their clients' proxies in their own discretion on certain matters if the clients have not furnished voting instructions within ten days of the meeting. However, NYSE Rule 452 defines various proposals as "non-discretionary," and brokers who have not received instructions from their clients do not have discretion to vote on those items. When a broker votes a client's shares on some but not all of the proposals at a meeting, the withheld votes are referred to as "broker non-votes." We expect the NYSE will deem Proposal Three to be discretionary such that brokers will be entitled to vote shares on behalf of their clients in the absence of instructions received ten days prior to the meeting. We expect all other votes to be non-discretionary.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2014 PROXY STATEMENT I 1

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

How do I vote my shares?
If you hold shares as a record holder, you may vote by proxy prior to the meeting, as discussed below, or you may vote in person at the Annual Meeting. Shares represented by a properly executed proxy will be voted at the meeting in accordance with the shareholder's instructions. If no instructions are given, the shares will be voted according to the recommendations of the Board of Directors. Registered shareholders and plan participants may go to www.envisionreports.com/noc to view this Proxy Statement and the Annual Report.

By Internet	Registered shareholders and plan participants may vote on the internet, as well as view the documents, by logging on to www.envisionreports.com/noc and following the instructions given.

By Telephone	Registered shareholders and plan participants may grant a proxy by calling 800-652-VOTE (800-652-8683) (toll-free) with a touch-tone telephone and following the recorded instructions.

By QR Code	Registered shareholders and plan participants may vote by scanning the QR code on their proxy card or notice of availability with their mobile device.

By Mail
Registered shareholders and plan participants must request a paper copy of the proxy materials to receive a proxy card and may vote by marking the voting instructions on the proxy card and following the instructions given for mailing. A paper copy of the proxy materials may be obtained by logging on to www.envisionreports.com/noc and following the instructions given.

If any other matters are properly brought before the meeting, the proxy card gives discretionary authority to the proxyholders named on the card to vote the shares in their best judgment. A shareholder who executes a proxy may revoke it at any time before its exercise by delivering a written notice of revocation to the Corporate Secretary or by signing and delivering another proxy that is dated later. A shareholder attending the meeting in person may revoke the proxy by giving notice of revocation to the inspector of election at the meeting or by voting at the meeting.

How do I vote my shares if they are held by a bank, broker or other agent?
Persons who own stock beneficially through a bank, broker or other agent may not vote directly and will need to instruct the record owner to vote their shares using the procedure identified by the bank, broker or other agent. Beneficial owners who hold our common stock in "street name" through a broker receive voting instruction forms from their broker. Most beneficial owners will be able to provide voting instructions by telephone or on the internet by following the instructions on the form they receive from their broker. Beneficial owners may view this Proxy Statement and the Annual Report on the internet by logging on to www.edocumentview.com/noc. A person who beneficially owns shares of our common stock through a bank, broker or other agent can vote his or her shares in person only if he or she obtains from the bank, broker or other nominee a proxy, often referred to as a "legal proxy," to vote those shares, and presents the proxy to the inspector of election at the meeting together with his or her ballot.

How do I vote my shares held under a Northrop Grumman savings plan?
If shares are held on an individual's behalf under any of our savings plans, the proxy will serve to provide confidential instructions to the plan Trustee or Voting Manager who then votes the participant's shares in accordance with the individual's instructions. For those participants who do not vote their plan shares, the applicable Trustee or Voting Manager will vote their plan shares in the same proportion as shares held under the plan for which voting directions have been received, unless the Employee Retirement Income Security Act (ERISA) requires a different procedure.
Voting instructions from savings plan participants must be received by the applicable plan Trustee or Voting Manager by 11:59 p.m. Eastern Daylight Time on May 18, 2014 in order to be used by the plan Trustee or Voting Manager to determine the votes cast with respect to plan shares.

2 I NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2014 PROXY STATEMENT

PROPOSAL ONE: ELECTION OF DIRECTORS

2014 Nominees for Director
Our Board has nominated 11 directors for election at the Annual Meeting. Each of the director nominees has consented to serve, and we do not know of any reason why any of them would be unable to serve, if elected. If a nominee becomes unavailable or unable to serve before the Annual Meeting (for example, due to serious illness), the Board may determine to leave the position vacant, reduce the number of authorized directors or designate a substitute nominee. If any nominee becomes unavailable for election to the Board, an event which is not anticipated, the proxyholders have full discretion and authority to vote, or refrain from voting, for any other nominee in accordance with their judgment.
The following pages contain biographical and other information about each of the nominees. In addition, we have provided information regarding some of the particular experiences, qualifications, attributes and skills that led the Board to conclude that each nominee should serve as a director.
Unless instructed otherwise, the proxyholders will vote the proxies received by them for the election of the director nominees listed below.

WESLEY G. BUSH, 53
Chairman, Chief Executive Officer and President, Northrop Grumman Corporation. Director since 2009

Mr. Wesley G. Bush was elected Chief Executive Officer and President of the Company effective January 1, 2010 and Chairman of the Board of Directors effective July 19, 2011. Mr. Bush served as President and Chief Operating Officer from March 2007 through December 2009, as President and Chief Financial Officer from May 2006 through March 2007, and as Corporate Vice President and Chief Financial Officer from March 2005 to May 2006. Following the acquisition of TRW Inc. (TRW) by the Company, he was named Corporate Vice President and President of the Space Technology sector. Mr. Bush joined TRW in 1987 and during his career with that company held various leadership positions including President and CEO of TRW Aeronautical Systems. He is a director of Norfolk Southern Corporation. He serves on the boards of several non-profit organizations, including the Aerospace Industries Association, the Business Higher Education Forum, Conservation International, INOVA Health Systems, the Naval Academy Foundation and the Congressional Medal of Honor Foundation.

Attributes, Skills and Qualifications
• Significant business experience with over 30 years in the aerospace and defense industry
• Prior leadership positions within Northrop Grumman (including as Chief Operating Officer, Chief Financial Officer and Sector President)
● Extensive international business experience
● Extensive leadership roles in community service

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2014 PROXY STATEMENT I 3

PROPOSAL ONE: ELECTION OF DIRECTORS

VICTOR H. FAZIO, 71
Senior Advisor, Akin Gump Strauss Hauer & Feld LLP, a law firm. Director since 2000 Member of the Audit Committee and Policy Committee

Mr. Victor H. Fazio was named Senior Advisor at Akin Gump Strauss Hauer & Feld LLP in May 2005 after serving as senior partner at Clark & Weinstock since 1999. Prior to that, Mr. Fazio was a Member of Congress for 20 years representing California's third congressional district. During that time, he served as a member of the Armed Services, Budget and Ethics Committees and was a member of the House Appropriations Committee where he served as Subcommittee Chair or ranking member for 18 years. Mr. Fazio was a member of the elected leadership in the House from 1989 to 1998 including four years as Chair of his Party's Caucus, the third ranking position. From 1975 to 1978, Mr. Fazio served in the California Assembly and was a member of the staff of the California Assembly Speaker from 1971 to 1975. He is a member of the board of directors of various private companies and non-profit organizations including the Ice Energy Corporation, Energy Future Coalition, the Campaign Finance Institute, the Committee for a Responsible Federal Budget, Center for Strategic Budgetary Assessments, The Information Technology and Innovation Foundation, UC Davis Medical School Advisory Board and the National Parks Conservation Association.

Attributes, Skills and Qualifications
●    20 years service as a member of Congress, including as a member of the House Appropriations Committee and Armed Services Committee, providing significant expertise in budgeting, appropriations and national security

● Extensive public policy experience
● Broad-based corporate governance expertise from prior board experience with the American Stock Exchange and service as Chair of our Governance Committee

DONALD E. FELSINGER, 66

Lead Independent Director of the Board of Directors, Northrop Grumman Corporation.
Former Chairman and Chief Executive Officer, Sempra Energy, an energy services holding company.

Director since 2007

Member of the Compensation Committee and Governance Committee

Mr. Donald E. Felsinger is the former Chairman and Chief Executive Officer of Sempra Energy. From July 2011 through his retirement in November 2012, he served as Executive Chairman of the Board of Directors of Sempra Energy, and from February 2006 through June 2011, he was Sempra's Chairman and CEO. Prior to that, Mr. Felsinger was President and Chief Operating Officer of Sempra Energy from January 2005 to February 2006 and a member of the Board of Directors. From 1998 through 2004, he was Group President and Chief Executive Officer of Sempra Global. Prior to the merger that formed Sempra Energy he served as President and Chief Operating Officer of Enova Corporation, the parent company of San Diego Gas & Electric (SDG&E). Prior positions included President and Chief Executive Officer of SDG&E, Executive Vice President of Enova Corporation and Executive Vice President of SDG&E. Mr. Felsinger serves on the board of Archer Daniels Midland.

Attributes, Skills and Qualifications
● Extensive business experience as Chief Executive Officer, a board member and Chairman of other Fortune 500 companies in regulated industries
● Significant experience in corporate governance and strategy
● In-depth knowledge of executive compensation and benefits

4 I NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2014 PROXY STATEMENT

PROPOSAL ONE: ELECTION OF DIRECTORS

BRUCE S. GORDON, 68

Former President & CEO, NAACP and Former President, Retail Markets Group, Verizon Communications Inc., a telecommunications company.

Director since 2008

Member of the Compensation Committee and Policy Committee (Chair)

Mr. Bruce S. Gordon served as President and Chief Executive Officer of the National Association for the Advancement of Colored People from June 2005 to March 2007. In 2003, Mr. Gordon retired from Verizon Communications Inc., where he had served as President, Retail Markets Group since 2000. Prior to that, Mr. Gordon served as Group President of the Enterprise Business Unit, President of Consumer Services, Vice President of Marketing and Sales and Vice President of Sales for Bell Atlantic Corporation (Verizon's predecessor). He is a member of the board of directors of the National Underground Railroad Freedom Center and the Newport Festival Foundation and a member of the Executive Leadership Council. Mr. Gordon is a director of CBS Corporation and the Non-Executive Chair of The ADT Corporation. He currently serves as a diversity consultant to several Fortune 500 companies.

Attributes, Skills and Qualifications
● Extensive leadership and business skills acquired from his experience with corporate and non-profit enterprises
● National leader on issues of diversity and inclusion
● Significant board experience, including as non-executive chair

WILLIAM H. HERNANDEZ, 66

Former Senior Vice President and Chief Financial Officer, PPG Industries, Inc., a manufacturer of chemical and industrial products.

Director since 2013

Member of the Audit Committee (Chair) and Policy Committee

Mr. William H. Hernandez served as Senior Vice President, Finance, and Chief Financial Officer of PPG Industries, Inc. (PPG), from 1995 until his retirement in 2009. Prior to that, he was PPG's corporate controller from 1990 to 1994. Mr. Hernandez previously held a number of positions with Borg-Warner Corporation and Ford Motor Company. Mr. Hernandez is a certified management accountant and has taught finance and management courses at Marietta College. He was named Best CFO for the chemical industry four times by Institutional Investor magazine. He is a member of the board of directors of Albermarle Corporation, Black Box Corporation and USG Corporation.

Attributes, Skills and Qualifications
● Extensive experience and expertise in areas of finance, accounting and business management acquired as Chief Financial Officer of PPG Industries
● Significant experience in areas of risk management
● Audit committee financial expert

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2014 PROXY STATEMENT I 5

PROPOSAL ONE: ELECTION OF DIRECTORS

MADELEINE A. KLEINER, 62
Former Executive Vice President and General Counsel, Hilton Hotels Corporation, a hotel and resort company. Director since 2008 Member of the Audit Committee and Governance Committee

Ms. Madeleine A. Kleiner served as Executive Vice President, General Counsel and Corporate Secretary for Hilton Hotels Corporation from January 2001 until February 2008 when she completed her responsibilities in connection with the sale of the company. From 1999 through 2001, she served as a director of a number of Merrill Lynch mutual funds operating under the Hotchkis and Wiley name. Ms. Kleiner served as Senior Executive Vice President, Chief Administrative Officer and General Counsel of H.F. Ahmanson & Company and its subsidiary, Home Savings of America, until the company was acquired in 1998, and prior to that was a partner at the law firm of Gibson, Dunn and Crutcher where she advised corporations and their boards primarily in the areas of mergers and acquisitions, corporate governance and securities transactions and compliance. Ms. Kleiner currently serves on the board of directors of Jack in the Box Inc. Ms. Kleiner is a member of the UCLA Medical Center Board of Advisors and a member of the board of the New Village Charter School.

Attributes, Skills and Qualifications
● Expertise in corporate governance, implementation of Sarbanes-Oxley controls, risk management, securities transactions and mergers and acquisitions
● Significant experience from past roles as general counsel for two public companies, outside counsel to numerous public companies and through service on another public company board
● Audit committee financial expert

KARL J. KRAPEK, 65

Former President and Chief Operating Officer, United Technologies Corporation, an aerospace and building systems company.

Director since 2008

Member of the Compensation Committee and Governance Committee (Chair)

Mr. Karl J. Krapek served as President and Chief Operating Officer of United Technologies Corporation from 1999 until his retirement in January 2002. At United Technologies Corporation, he served for 20 years in various management positions, including Executive Vice President and director in 1997; President and Chief Executive Officer of Pratt & Whitney in 1992; Chairman, President and Chief Executive Officer of Carrier Corporation in 1990; and President of Otis Elevator Company in 1989. Prior to joining United Technologies Corporation, he was Manager of Car Assembly Operations for the Pontiac Motor Car Division of General Motors Corporation. In 2002, Mr. Krapek became a co-founder of The Keystone Companies, which develops residential and commercial real estate. He chairs the Strategic Planning Committee for the board of directors at St. Francis Care, Inc. Mr. Krapek is a director of Prudential Financial, Inc. He was also a director of The Connecticut Bank and Trust Company and Visteon Corporation during the past five years.

Attributes, Skills and Qualifications
● Extensive industry experience and leadership skills
● Deep operational experience in aerospace and defense, domestic and international business operations and technology and lean manufacturing
● Significant public company board experience

6 I NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2014 PROXY STATEMENT

PROPOSAL ONE: ELECTION OF DIRECTORS

RICHARD B. MYERS, 72
General, United States Air Force (Ret.) and Former Chairman of the Joint Chiefs of Staff. Director since 2006 Member of the Compensation Committee and Policy Committee

General Richard B. Myers retired from his position as the fifteenth Chairman of the Joint Chiefs of Staff, the U.S. military's highest ranking officer, in September 2005 after serving in that position for four years. In this capacity, he served as the principal military advisor to the President, the Secretary of Defense and the National Security Council. Prior to becoming Chairman, he served as Vice Chairman of the Joint Chiefs of Staff from March 2000 to September 2001. As the Vice Chairman, General Myers served as the Chairman of the Joint Requirements Oversight Council, Vice Chairman of the Defense Acquisition Board, and as a member of the National Security Council Deputies Committee and the Nuclear Weapons Council. During his military career, General Myers' commands included Commander in Chief, North American Aerospace Defense Command and U.S. Space Command; Commander, Air Force Space Command; Commander Pacific Air Forces; and Commander of U.S. Forces Japan and 5th Air Force at Yokota Air Base, Japan. General Myers is a director of Deere & Company, United Technologies Corporation and Aon Corporation and is Chairman of the Board of Governors of the USO. He is also Foundation Professor of Military History and Leadership at Kansas State University and occupies the Colin L. Powell Chair for National Security Ethics, Leadership and Character at the National
Defense University.

Attributes, Skills and Qualifications
● Extensive career as a senior military officer and Chairman of the Joint Chiefs of Staff, having held leadership positions at the highest levels of the United States armed forces
● Leading expert on national security and global geo-political issues
● Extensive experience with Department of Defense operations and requirements and in-depth knowledge on issues related to the intelligence community

GARY ROUGHEAD, 62
Admiral, United States Navy (Ret.) and Former Chief of Naval Operations. Director since 2012 Member of the Audit Committee and Policy Committee

Admiral Gary Roughead retired from his position as the 29th Chief of Naval Operations in September 2011, after serving in that position for four years. The Chief of Naval Operations is the senior military position in the United States Navy. As Chief of Naval Operations, Admiral Roughead stabilized and accelerated ship and aircraft procurement plans and the Navy's capability and capacity in ballistic missile defense and unmanned air and underwater systems. He restructured the Navy to address the challenges and opportunities in cyber operations. Prior to becoming the Chief of Naval Operations, he held six operational commands (including commanding both the Atlantic and Pacific Fleets). Admiral Roughead is a Distinguished Fellow at the Hoover Institution. He is also a member of the Council on Foreign Relations and is a director of Project HOPE and a trustee of the Dodge & Cox Funds, the Darden School of Business Foundation, CNA, a not-for-profit research and analysis organization, and the Woods Hole Oceanographic Institution.

Attributes, Skills and Qualifications
●    Extensive career as a senior military officer with the United States Navy, including numerous operational commands, as well as leadership positions, most recently as the 29th Chief of Naval Operations

● Significant expertise in national security, information warfare, cyber operations and global security issues
● Broad experience in leadership and matters of global relations

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PROPOSAL ONE: ELECTION OF DIRECTORS

THOMAS M. SCHOEWE, 61
Former Executive Vice President and Chief Financial Officer, Wal-Mart Stores, Inc., an operator of retail stores. Director since 2011 Member of the Audit Committee and Policy Committee

Mr. Thomas M. Schoewe was Executive Vice President and Chief Financial Officer of Wal-Mart Stores Inc. from 2000 to 2011. Prior to his employment with Wal-Mart, he held several roles at the Black and Decker Corporation, including Senior Vice President and Chief Financial Officer from 1996 to 1999, Vice President and Chief Financial Officer from 1993 to 1999, Vice President of Finance from 1989 to 1993 and Vice President of Business Planning and Analysis from 1986 to 1989. Before joining Black and Decker, Mr. Schoewe worked for Beatrice Companies, where he was Chief Financial Officer and Controller of one of its subsidiaries, Beatrice Consumer Durables Inc. Mr. Schoewe serves on the Boards of Directors of General Motors Corporation and Kohlberg Kravis Roberts and Company. He also served as a director of PulteGroup Inc. during the last five years.

Attributes, Skills and Qualifications
●    Extensive financial experience acquired through positions held as the Chief Financial Officer of large public companies, as well as expertise in implementation of Sarbanes-Oxley controls, risk management and mergers and acquisitions

● Significant international experience through his service as an executive of large public companies with substantial international operations
● Extensive experience as a member of the audit committee of other public companies; audit committee financial expert

KEVIN W. SHARER, 66

Senior Lecturer at Harvard Business School and Former Chairman and Chief Executive Officer, Amgen Inc., a biotechnology company.

Director since 2003

Member of the Compensation Committee (Chair) and Governance Committee

Mr. Kevin W. Sharer has served as a Senior Lecturer at Harvard Business School since 2012. He served as Chairman of the Board of Directors of Amgen from January 2001 to December 2012. From May 2000 to May 2012, he served as Amgen's Chief Executive Officer. Mr. Sharer joined Amgen in 1992 as President, Chief Operating Officer and a member of its board of directors. Before joining Amgen, Mr. Sharer was Executive Vice President and President of the Business Markets Division at MCI Communications. Prior to MCI, he served in a variety of executive capacities at General Electric and was a consultant for McKinsey & Company. He is Chairman of the board of trustees of the Los Angeles County Museum of Natural History and is a member of the U.S. Naval Academy Foundation Board. Mr. Sharer also serves on the board of directors of Chevron Corporation.

Attributes, Skills and Qualifications
● Significant business expertise as the former Chief Executive Officer and Chairman of a large public company
● Extensive understanding of issues of corporate strategy and corporate leadership
● Defense industry insight as a former officer in the U.S. Navy

Vote Required
To be elected, a nominee must receive more votes cast "for" than votes cast "against" his or her election. Abstentions and broker non-votes will have no effect on this proposal. If a nominee is not re-elected, he or she will remain in office until a successor is elected or until his or her earlier resignation or removal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE 11 NOMINEES FOR DIRECTOR LISTED ABOVE.

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CORPORATE GOVERNANCE

Overview

We are committed to high standards of corporate governance, consistent with our core values of sustainable performance, ethics and compliance. With strong oversight from the Board, our corporate governance regime is intended to promote the long-term success of our Company to benefit our shareholders, customers and employees.

Our Board has adopted Principles of Corporate Governance and Standards of Business Conduct to help guide and promote our good corporate governance and responsible business practices.
Our Principles of Corporate Governance outline the role and responsibilities of our Board, set forth additional independence requirements for our directors and provide guidelines for Board leadership and Board and committee membership, among other items. The Board reviews these principles at least annually and considers opportunities for improvement and modification.
Our Standards of Business Conduct apply to our directors, officers and all employees. Among other things, they:

•	require high ethical standards in all aspects of our business;

•	require strict adherence to all applicable laws and regulations;

•	reinforce the need for avoiding actual or apparent conflicts of interest and require the responsible use of Company resources; and

•	call upon all employees freely to seek guidance regarding business conduct and to raise any issues of concern (including on an anonymous basis).

Role of the Board
The primary responsibility of our Board is to foster the long-term success of the Company, promoting the interests of our shareholders. Our directors exercise their business judgment in a manner they reasonably believe to be in the best interests of the Company and our shareholders and in a manner consistent with their fiduciary responsibilities. The responsibilities of the Board include, but are not limited to, the following:

•	oversee our long-term business strategies, operations and performance;

•	select the Chief Executive Officer and elect officers of the Company;

•	oversee our risk management activities;

•	oversee senior executive succession planning;

•	elect directors to fill vacant positions between Annual Meetings;

•	review and approve executive compensation;

•	review and approve significant corporate actions;

•	oversee and evaluate management and Board performance;

•	oversee our ethics and compliance programs; and

•	provide advice to management.

Board's Role in Risk Oversight
As noted above, the Board is responsible for overseeing our risk management activities, among other duties. The Audit Committee assists the Board in this role. The Board and the Audit Committee actively oversee the management of risks that could impact our performance, including assessing and analyzing likely areas of future risk for our Company. The Audit Committee annually receives a report from the Chief Financial Officer addressing our risk management processes and systems, the nature of the material risks the Company faces and how the Company responds to and mitigates these risks. At least annually, the Audit Committee receives a report from our General Counsel on legal risks and how the Company is addressing and mitigating those risks. The Audit Committee also receives an annual report from our Chief Compliance Officer on the Company's compliance program overall.

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CORPORATE GOVERNANCE

Board Leadership Structure
The Board believes that it is in the best interests of the Company and our shareholders to have flexibility in determining the most effective leadership structure to serve the interests of the Company and our shareholders.

Chairperson of the Board
Our Bylaws provide that our directors will designate a Chairperson of the Board from among its members. The Chairperson presides at all Board and shareholder meetings. The Chairperson interacts directly with all members of the Board and assists the Board to fulfill its responsibilities. Mr. Bush, our Chief Executive Officer and President, has served as Chairman since July 2011.

Lead Independent Director
If the Chairperson is not independent, the independent directors will designate from among them a Lead Independent Director. Following our 2013 Annual Meeting, the independent directors designated Mr. Felsinger as Lead Independent Director.
Our Principles of Corporate Governance set forth specific duties and responsibilities of the Lead Independent Director, which include the following:

•	preside at meetings of the Board at which the Chairperson is not present, including executive sessions of the independent directors, and advise the Chairperson and CEO on decisions reached;

•	advise the Chairperson on and approve meeting agendas and the information sent to the Board;

•	advise the Chairperson on and approve the schedule of Board meetings to assure there is sufficient time for discussion of all agenda items;

•	provide the Chairperson with input as to the preparation of Board and committee meeting agendas, taking into account the requests of the other Board and committee members;

•	interview, along with the Chairperson and the Chairperson of the Governance Committee, Board candidates and make recommendations to the Governance Committee and the Board;

•	has the authority to call meetings of the independent directors;

•	serve as liaison between the Chairperson and the independent directors; and

•	if requested by major shareholders, ensure that he is available for consultation and direct communication.
If the Board elects an independent Chairperson rather than designating a Lead Independent Director, the duties and responsibilities of the independent Chairperson are also as set forth in our Principles of Corporate Governance.

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CORPORATE GOVERNANCE

Committees of the Board of Directors
The Board has four standing committees: the Audit Committee, the Compensation Committee, the Governance Committee and the Policy Committee. The membership of these committees is typically determined at the organizational meeting of the Board held in conjunction with the Annual Meeting. All the committees are composed entirely of independent directors. The primary responsibilities of each of the committees are summarized below, together with a table listing the membership and chairperson of each committee as of December 31, 2013. The charters for each standing committee can be found on the Investor Relations section of our website (www.northropgrumman.com).

Audit Committee
Roles and Responsibilities	2013 Committee Members
Assist the Board in its oversight of (1) the integrity of the Company's financial statements and the Company's accounting and financial reporting processes; (2) the Company's overall compliance with legal and regulatory requirements; (3) the qualifications, performance and independence of the Company's independent auditor, (4) the performance of the Company's internal audit function; and (5) the Company's system of disclosure controls and procedures and internal control over financial reporting, by:

Stephen E. Frank (chair)*
Victor H. Fazio
William H. Hernandez
Madeleine A. Kleiner
Aulana L. Peters
Gary Roughead
Thomas M. Schoewe

Number of meetings in 2013: 10

Independence, Financial Literacy and Audit Committee Financial Experts

All members are independent and financially literate

Ms. Kleiner and Peters and Messrs. Frank, Hernandez, and Schoewe each qualifies as an Audit Committee Financial Expert

*The Board named Mr. Hernandez as chairperson effective February 20, 2014.

● appointing, retaining, overseeing, evaluating and terminating, if necessary, the independent auditor
● reviewing and pre-approving audit and non-audit services and related fees for the independent auditor
● reviewing and discussing the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q
●    reviewing and discussing management's assessment of, and report on, the effectiveness of the Company's internal control over financial reporting at least annually and the independent auditor's related report

● reviewing with the General Counsel, at least annually, the status of significant pending litigation and various other significant legal, compliance or regulatory matters
● reviewing with the Chief Compliance Officer, at least annually, the Company's compliance program
● discussing guidelines and policies regarding risk assessment and risk management
● reviewing any significant issues raised by the internal audit function and, as appropriate, management's actions for remediation
●    establishing and periodically reviewing and discussing with management the Company's procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters

Compensation Committee
Roles and Responsibilities	2013 Committee Members
Assist the Board in overseeing the Company's compensation policies and practices by:	Kevin W. Sharer (chair) Donald E. Felsinger Bruce S. Gordon Karl J. Krapek Richard B. Myers Number of meetings in 2013: 6 Independence All members are independent
● approving the compensation for elected officers (other than the Chief Executive Officer, whose compensation is recommended by the Committee and approved by all the independent directors)
● establishing stock ownership guidelines and reviewing ownership levels on an annual basis
● administering incentive and equity compensation plans and approving payments or grants under these plans for elected officers (other than the Chief Executive Officer)
● approving compensation for the independent directors
● producing an annual report on executive compensation for inclusion in the proxy statement
● providing support to the Board in carrying out its overall responsibilities related to executive compensation

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CORPORATE GOVERNANCE

Governance Committee
Roles and Responsibilities	2013 Committee Members
Assist the Board in overseeing the Company's corporate governance practices by:	Karl J. Krapek (chair) Donald E. Felsinger Madeleine A. Kleiner Aulana L. Peters Kevin W. Sharer Number of meetings in 2013: 5 Independence All members are independent
● regularly reviewing the Company's corporate governance policies and practices, including the Principles of Corporate Governance, and recommending changes to the Board
● reviewing and making recommendations to the Board regarding the composition and size of the Board
● reviewing and making recommendations to the Board regarding the criteria for Board membership, which should include among other things, diversity, experience and integrity
● identifying and recommending to the Board qualified potential candidates to serve on the Board and its committees
● coordinating the process for the Board to evaluate its performance

Policy Committee
Roles and responsibilities	2013 Committee Members
Assist the Board in overseeing policy, government relations, corporate responsibility and other matters by:	Bruce S. Gordon (chair) Victor H. Fazio Stephen E. Frank William H. Hernandez Richard B. Myers Gary Roughead Thomas M. Schoewe Number of meetings in 2013: 4 Independence All members are independent
● identifying and evaluating global security, budgetary and other issues and trends that could impact the Company's business activities and performance
● reviewing and providing oversight over the Company's ethics and corporate responsibility policies and programs
● reviewing the Company's public relations and advertising strategy
● reviewing and monitoring the Company's government relations strategy and political action committee
● reviewing the Company's community relations activities
● reviewing and providing oversight of the Company's environmental sustainability program

Board Meetings and Executive Sessions
The Board meets no less than on a quarterly basis. Special meetings of the Board may be called from time to time as appropriate. On an annual basis, the Board holds an extended meeting to review our long-term strategy.
The Board holds its meetings at Company locations other than our corporate headquarters on a regular basis to provide the directors with a first-hand view of different elements of our business and an opportunity to interact with local management.
The Board meets in executive session (with the directors only and then with the independent directors only) following each in-person Board meeting and on other occasions as needed. The non-executive Chairperson or the Lead Independent Director presides over the executive sessions of the independent directors. The Audit Committee meets in executive session at each in-person Audit Committee meeting, and regularly requests separate executive sessions with representatives of our independent registered public accounting firm and our senior management, including our Chief Financial Officer, General Counsel and our Vice President, Internal Audit. The Compensation Committee also meets in executive session on a regular basis and may request the Compensation Committee's compensation consultant report to the Compensation Committee in executive session. The Governance and Policy Committees also meet in executive session as they deem necessary.

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CORPORATE GOVERNANCE

Meeting Attendance
During 2013, the Board held ten meetings. Each director serving in 2013 attended 75% or more of the total number of Board and committee meetings he or she was eligible to attend. Board members are expected to attend the Annual Meeting, except where the failure to attend is due to unavoidable circumstances. All directors that were members of the Board in May 2013 attended the 2013 Annual Meeting.

Director Independence
The Board has established an objective that at least 75% of our directors be independent directors. The Board and Governance Committee annually review the relevant relationships or arrangements between the Company and our directors or parties related to the directors in determining whether such directors are independent. No director is considered independent unless the Board of Directors has determined that the director meets the independence requirements under applicable NYSE and SEC rules and has no material relationship with our Company, either directly or as a partner, shareholder or officer of an organization that has a material relationship with our Company, other than as a director.
Our Principles of Corporate Governance provide that a director may be deemed not to have a material relationship with the Company if the director:

•
has not within the prior three years been a director, executive officer or trustee of a charitable organization that received annual contributions from the Company exceeding the greater of $1 million or 2% of the charitable organization's annual gross revenues, where the gifts were not normal matching charitable gifts, did not go through normal corporate charitable donation approval processes or were made "on behalf of" a director;

•
has not, and has no immediate family member who has, within the prior three years been employed by, a partner in or otherwise affiliated with any law firm or investment bank in which the director's or the immediate family member's compensation was contingent on the services performed for the Company or in which the director or the immediate family member personally performed services for the Company and the annual fees paid by the Company during the preceding fiscal year did not exceed the greater of $1 million or 2% of the gross annual revenues of such firm; and

•
has not within the prior three years owned, and has no immediate family member who owned, either directly or indirectly as a partner, shareholder or officer of another company, more than 5% of the equity of an organization that has a material business relationship with (including significant purchasers of goods or services), or more than 5% ownership in, the Company.

2013 Independence Determination
In connection with its annual independence review for 2013, the Board and Governance Committee considered the following relationships with organizations to which we have made payments or contributions in the usual course of our business. The amounts paid to these organizations were below the applicable thresholds under NYSE rules and our Principles of Corporate Governance.

•	Mr. Fazio's service as a member of the board of directors of the Center for Strategic Budgetary Assessments;

•	Mr. Felsinger's service as a member of the board of directors of Archer Daniels Midland;

•	General Myers' service as a member of the board of directors of Aon Corporation;

•	Mr. Hernandez's service as a member of the board of directors of Black Box Corporation; and

•	Ms. Peters' service as a member of the board of directors of 3M Company.
The Board of Directors also considered that Ms. Kleiner, General Myers, Ms. Peters, Admiral Roughead and Mr. Sharer serve as members of the boards of charitable and other non-profit organizations to which the Company and/or the Northrop Grumman Foundation (Foundation) made contributions during 2013 in the usual course of our charitable contributions program, as well as in connection with our matching gifts program (which limits the contributions to $10,000 per year per director).
Following its review and the recommendation of the Governance Committee, the Board affirmatively determined that all of the active directors, except Mr. Bush, our Chairman, Chief Executive Officer and President, are independent. The independent directors serving during 2013 constituted approximately 92% of the members of our Board.

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CORPORATE GOVERNANCE

Election Process
Our Bylaws and Certificate of Incorporation provide for the annual election of directors. Directors will hold office until their successors are elected and take office, they resign or they are otherwise removed. Generally, in order to be elected, a director must receive more votes cast for than against his or her election, unless one or more shareholders provide notice of an intention to nominate one or more candidates to compete with the Board's nominees for election.

Director Nominations
The Governance Committee carefully considers all director nominee candidates on the basis of the candidate's background, qualifications and experience, and recommends to the Board the nominees for election. The Governance Committee identifies and evaluates director candidates and may employ a third-party search firm to assist in this process. Board members suggest director candidates to the Governance Committee. In addition, the Governance Committee will consider shareholder nominees if they have been nominated in accordance with our shareholder nominations process under our Bylaws. Any shareholder recommendation must be addressed to the Governance Committee in care of the Corporate Secretary. As noted in our Principles of Corporate Governance, the Governance Committee will evaluate candidates recommended by shareholders in generally the same manner as all other candidates brought to the attention of the Governance Committee.

Director Qualifications
The Governance Committee is responsible for establishing the criteria for Board membership. In nominating directors, the Governance Committee bears in mind that the foremost responsibility of a director is to represent the interests of our shareholders as a whole. The activities and associations of candidates are reviewed for any legal impediment, conflict of interest or other consideration that might prevent or interfere with service on our Board.
In evaluating candidates, the Governance Committee considers:

•	the personal integrity and the professional reputation of the individual;

•	the education, professional background and particular skills and experience most beneficial to service on the Board; and

•	whether a director candidate is willing to submit to and obtain a background check necessary for obtaining and retaining a top secret clearance.
We do not have a formal policy outlining the diversity standards to be considered when evaluating director candidates. Our objective is to foster diversity of thought on our Board. To accomplish that objective, the Governance Committee seeks to achieve diversity including in race, gender and national origin, as well as in perspective, professional experience, education, skill and other qualities that contribute to our Board.
All new directors to the Board receive an orientation that is individually tailored, taking into account the director's experience, background, education and committee assignments.

Board Membership
Directors may not serve on more than three other boards of publicly traded companies in addition to our Board without the approval of the Chairperson of the Governance Committee. A director who is a full-time employee of our Company may not serve on the board of more than two other public companies unless approved by the Board. When a director's principal occupation or business association changes substantially during his or her tenure as a director, the Board expects the director to tender his or her resignation for consideration by the Governance Committee, which subsequently will recommend to the Board what action to take. We have a retirement policy whereby a director will retire at the Annual Meeting following his or her 72nd birthday, unless the Board determines, based on special circumstances, that it is in the Company's best interest to request that the director serve for an extended period of time beyond such date.

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CORPORATE GOVERNANCE

Effect of Failure to Receive the Required Vote or Obtain and Retain Security Clearance
Each director is required to tender a resignation that will be effective upon (i) the failure to receive the required vote at any future meeting at which such director faces re-election, the failure to obtain top secret security clearance within 12 months of appointment or election to the Board or the failure to retain a top secret security clearance once obtained and (ii) the Board's acceptance of such resignation. If an incumbent director fails to receive the required vote for re-election or fails to obtain and retain a top secret security clearance, the Governance Committee will consider whether the Board should accept the director's resignation and will submit a recommendation for prompt consideration by the Board. The Board will decide whether to accept or reject a resignation within 90 days, unless the Board determines that compelling circumstances require additional time. The Governance Committee and the Board may consider any factor they deem relevant in deciding whether to accept a resignation, including, without limitation, any harm to our Company that may result from accepting the resignation, the underlying reasons for the action at issue and whether action in lieu of accepting the resignation would address the underlying reasons.

Board Evaluation
Every year the Board and each of its Committees conducts an assessment of its performance and discusses the results and opportunities for improvement in executive session. In addition, the directors conduct an annual assessment of each individual director's performance. The Lead Independent Director discusses the results of this assessment with each director individually.

Succession Planning
The Board believes that providing for continuity of leadership is critical to the success of our Company. Therefore, processes are in place:

•	annually to evaluate the Chief Executive Officer based on a specific set of performance objectives;

•
for the Chief Executive Officer annually to provide an assessment of persons considered potential successors to various senior management positions and discuss the results of these reviews with the Board; and

•	to support continuity of top leadership and Chief Executive Officer succession, including through annual reports to the Board.

Departure and Election of Directors
During 2013, the following changes occurred with respect to the composition of our Board:
On September 18, 2013, William H. Hernandez was elected to the Board, effective September 19, 2013. The size of the Board was also increased from 12 to 13 members at that time.
In accordance with our retirement policy described above, Stephen Frank and Aulana Peters, directors who served during 2013, will not stand for reelection at the 2014 Annual Meeting as they each will have attained their 72nd birthday prior to the Annual Meeting. The Board determined that it was in the best interest of the Company and our shareholders for General Myers to continue to serve as a director beyond his 72nd birthday and stand for reelection in 2014. Upon Mr. Frank's and Ms. Peters' retirement, the Board intends to reduce the number of members of the Board from 13 to 11 directors.

Communications with the Board of Directors
Any interested person may communicate with any of our directors, our Board as a group, our non-employee directors as a group or our Lead Independent Director through the Corporate Secretary by writing to the following address: Office of the Corporate Secretary, Northrop Grumman Corporation, 2980 Fairview Park Drive, Falls Church, Virginia 22042. The Corporate Secretary will forward correspondence to the director or directors to whom it is addressed, except for job inquiries, surveys, business solicitations or advertisements and other inappropriate material. The Corporate Secretary may forward certain correspondence elsewhere within our Company for review and possible response.
Interested persons may report any concerns relating to accounting matters, internal accounting controls or auditing matters to non-management directors confidentially or anonymously by writing directly to the Chairperson of the Audit Committee, Northrop Grumman Board of Directors c/o Corporate Ethics Office, 2980 Fairview Park Drive, Falls Church, Virginia 22042.

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COMPENSATION OF DIRECTORS

The Compensation Committee is responsible for reviewing and recommending the compensation of the members of our Board. The table below lists the annual fees payable to our non-employee directors for the year ended December 31, 2013.

Compensation Element	Amount ($)
Annual Cash Retainer	115,000
Annual Retainer for Lead Independent Director	25,000
Audit Committee Retainer	10,000
Audit Committee Chair Retainer	20,000
Compensation Committee Chair Retainer	15,000
Governance Committee Chair Retainer	10,000
Policy Committee Chair Retainer	7,500
Annual Equity Grant*	130,000

* The annual equity grant is deferred into a stock unit account pursuant to the 2011 Long-Term Incentive Stock Plan (2011 Plan) as described below. The Northrop Grumman Equity Grant Program for Non-Employee Directors sets forth the terms and conditions of the equity awards granted to non-employee directors under the 2011 Plan.

Retainer fees are paid on a quarterly basis at the end of each quarter. To encourage directors to have a direct and significant investment in shares of our common stock, non-employee directors are awarded an annual equity grant of $130,000 in the form of deferred stock units (Automatic Stock Units). The units are paid out in the form of common stock at the conclusion of the director's Board service, or earlier, as specified by the director, after he or she has attained five years of service on the Board of Directors. Each director may also elect to defer payment of all or a portion of his or her annual cash retainer and other annual committee retainer fees into a deferred stock unit account (Elective Stock Units). The Elective Stock Units are paid at the conclusion of Board service or earlier as specified by the director, regardless of years of service. Deferral elections are made prior to the beginning of the year for which the retainer and fees will be paid. Directors are credited with dividend equivalents in connection with the accumulated stock units until the shares of common stock related to such stock units are issued.
Non-employee directors are eligible to participate in our Matching Gifts Program for Education. Under this program, the Northrop Grumman Foundation matches director contributions, up to $10,000 per year per director, to eligible educational programs in accordance with the program.

Stock Ownership Requirements and Anti-Hedging and Pledging Policy
Non-employee directors are required to own common stock of the Company in an amount equal to five times the annual cash retainer, with such ownership to be achieved within five years of the later of (i) May 18, 2011 or (ii) the director's election to the Board. Deferred stock units and Company stock owned outright by the director count towards this requirement.
Company policy prohibits members of the Board of Directors from pledging or engaging in hedging transactions with respect to any of their Company stock, continuing to align the interest of our Board of Directors with those of our shareholders. None of the shares of Company common stock held by our directors are pledged or subject to any hedging transaction.

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COMPENSATION OF DIRECTORS

2013 Director Compensation
The table below provides information on the compensation of our non-employee directors for the year ended December 31, 2013.

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)	All Other Compensation ($) (3)	Total ($)
Victor H. Fazio	125,000	130,000	16,281	271,281
Donald E. Felsinger	140,000	130,000	5,101	275,101
Stephen E. Frank	145,000	130,000	14,138	289,138
Bruce S. Gordon	122,500	130,000	1,896	254,396
William H. Hernandez (4)	35,326	36,739	—	72,065
Madeleine A. Kleiner	125,000	130,000	1,896	256,896
Karl J. Krapek	125,000	130,000	3,388	258,388
Richard B. Myers	115,000	130,000	13,710	258,710
Aulana L. Peters	125,000	130,000	14,109	269,109
Gary Roughead	125,000	130,000	101	255,101
Thomas M. Schoewe	125,000	130,000	215	255,215
Kevin W. Sharer	130,000	130,000	9,457	269,457

(1)
Amounts shown in the "Fees Earned or Paid in Cash" column reflect the annual retainer paid to each director, including any applicable annual committee and committee chair retainers and any applicable Lead Independent Director or Chairperson retainers. As described above, a director may elect to defer all or a portion of his or her annual retainer into a stock unit account. Amounts deferred as Elective Stock Units are reflected in this column.

(2)
Amounts in this column represent the target value of Automatic Stock Units awarded to each of our non-employee directors in 2013 under the 2011 Plan. The amount reported for each director reflects the aggregate fair value of the stock units on the grant date, as determined under Financial Accounting Standards Board Accounting Standards Codification Topic 718, Stock Compensation, excluding any assumed forfeitures. The grant date fair value assumes the value of dividend equivalents accrued directly on the awarded units. Assumptions used to calculate these amounts are included in Note 14 of our consolidated financial statements included in our 2013 Form 10-K. Each director was credited an aggregate amount of 1,481 Automatic Stock Units, other than Mr. Hernandez who received 328 Automatic Stock Units for the portion of the year in which he served on the Board.

(3)
Amounts reflected in the "All Other Compensation" column include the estimated dollar value of additional stock units credited to each non-employee director as a result of dividend equivalents earned, directly or indirectly, on reinvested dividend equivalents as such amounts are not assumed in the grant date fair value of stock units shown in the "Stock Awards" column.

Amounts shown also include matching contributions made through our Matching Gifts Program for Education discussed above as follows: Mr. Fazio, $10,000; Mr. Frank, $10,000; General Myers, $10,000; and Ms. Peters, $10,000.

(4)	Mr. Hernandez was elected to the Board on September 18, 2013, effective September 19, 2013. Amounts shown reflect the prorated amounts of Mr. Hernandez's retainer fees and equity grant for 2013.

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COMPENSATION OF DIRECTORS

Deferred Stock Units
As of December 31, 2013, the non-employee directors had the following aggregate number of deferred stock units accumulated in their deferral accounts for all years of service as a director, including additional stock units credited as a result of dividend equivalents earned on the stock units.

Name	Automatic Stock Units	Elective Stock Units	Total
Victor H. Fazio	11,837	7,096	18,933
Donald E. Felsinger	15,061	12,583	27,644
Stephen E. Frank	17,848	0	17,848
Bruce S. Gordon	11,959	0	11,959
William H. Hernandez	328	0	328
Madeleine A. Kleiner	11,959	0	11,959
Karl J. Krapek	11,959	10,171	22,130
Richard B. Myers	16,843	0	16,843
Aulana L. Peters	14,401	0	14,401
Gary Roughead	3,306	0	3,306
Thomas M. Schoewe	4,421	0	4,421
Kevin W. Sharer	18,683	17,266	35,949

Prior Non-Employee Directors Equity Plans
The 1995 Stock Plan for Non-Employee Directors (1995 Directors Plan) provided for the annual grant of nonqualified stock options to each non-employee director to purchase shares of common stock with an exercise price equal to the fair market value of a share of common stock on the grant date. Since June 2005, no new grants have been issued pursuant to the 1995 Directors Plan. Awards subsequent to 2005 have been issued pursuant to the 1993 Directors Plan and the 2011 Plan. All stock options currently outstanding under the 1995 Directors Plan have a term of ten years from the date of grant. If the individual ceases to serve as a director, the stock options continue to be exercisable for the lesser of five years or the expiration of the original term of the stock options. If the termination of the individual's service is for cause, the stock options terminate and are automatically forfeited when the director ceases to serve.
Each non-employee director had the following aggregate number of shares of common stock underlying outstanding option awards that are exercisable as of December 31, 2013:

Name	# Shares Underlying Outstanding Option Awards
Victor H. Fazio	3,281
Donald E. Felsinger	0
Stephen E. Frank	0
Bruce S. Gordon	0
William H. Hernandez	0
Madeleine A. Kleiner	0
Karl J. Krapek	0
Richard B. Myers	0
Aulana L. Peters	281
Gary Roughead	0
Thomas M. Schoewe	0
Kevin W. Sharer	6,562

18 I NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2014 PROXY STATEMENT

COMPENSATION OF DIRECTORS

Director Equity Plan
Under the Northrop Grumman Non-Employee Directors Equity Participation Plan (Director Equity Plan), non-employee directors had an amount equal to 50% of their annual retainer credited to an equity participation account and converted into stock units based on the then fair market value (as defined in the Director Equity Plan) of our common stock. Because no new participants have been added to the Director Equity Plan since May 31, 2005, only Mr. Sharer currently participates in this plan. Ms. Peters and Mr. Fazio also participated in the Director Equity Plan; stock units awarded to them under the plan were paid out in shares of common stock in January 2013. Stock units awarded to Mr. Sharer pursuant to the Director Equity Plan are included in the Deferred Stock Units table above.
Generally, if a participating non-employee director terminates service on the Board of Directors after completion of at least three consecutive years of service or retires from the Board of Directors as a result of a total disability or a debilitating illness as defined in the Director Equity Plan, the participant will be entitled to receive the full balance of the participant's equity participant account in annual installments. Upon a change in control of the Company, as defined in the Director Equity Plan, the participant will immediately be entitled to receive the full balance of the equity participation account under the Director Equity Plan regardless of the number of years of consecutive service, although payment of his or her benefits will not commence until the termination of his or her service. No new annual accruals have been credited to the Director Equity Plan; however, the remaining director participating in the Director Equity Plan receives quarterly dividend accruals on the balance held in his equity participation accounts.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2014 PROXY STATEMENT I 19

TRANSACTIONS WITH RELATED PERSONS AND CONTROL PERSONS

Related Person Transaction Policy
The Company has a written policy and procedures for the review, approval and ratification of transactions among our Company and our directors, executive officers and related persons, approved by the Board. A copy of the policy is available on the Investor Relations section of our website (www.northropgrumman.com). The policy requires that all related person transactions be reviewed and approved or ratified, as applicable, by the Governance Committee. The Governance Committee may approve or ratify related person transactions at its discretion if the transaction is deemed fair and reasonable to the Company.
The policy defines a related person transaction as any transaction in which the Company was, is or will be a participant, where the amount involved exceeds $120,000, and in which a related person had, has or is expected to have a direct or indirect material interest. A "related person" includes:

•	any of our directors or executive officers;

•	any person who is known to be the beneficial owner of more than 5% of any class of our voting securities;

•	an immediate family member of any such person; or

•	any firm, corporation, or other entity controlled by any such person.
The Corporate Secretary may determine that a transaction in an amount less than $120,000 should nonetheless be deemed a related person transaction. If this occurs, the transaction would also be required to be submitted to the Governance Committee for review and approval or ratification.
The policy requires each director and executive officer to complete an annual questionnaire to identify his or her related interests and persons and to notify the Corporate Secretary of any changes to that information.
If the Governance Committee does not recommend ratification of a related person transaction or the Board of Directors does not ratify a related person transaction that is pending or ongoing, the Governance Committee will refer the transaction to management for amendment or termination and determine whether other action is appropriate.

Related Person Transactions
In 2013, none of our directors or executive officers was a participant in or had a relationship regarded as a related person transaction, as considered under our Related Person Transaction Policy and applicable regulations of the SEC and the NYSE listing standards.

Compensation Committee Interlocks and Insider Participation
During 2013, Messrs. Felsinger, Gordon, Krapek, Myers and Sharer served as members of the Compensation Committee. During 2013, no member of the Compensation Committee had a relationship with the Company or any of our subsidiaries, other than as directors and shareholders, and no member was an officer or employee of the Company or any of our subsidiaries, a participant in a related person transaction or an executive officer of another entity, where one of our executive officers serves on the board of directors that would constitute a related party transaction or raise concerns of a compensation committee interlock.

Recoupment Policy
The Board has recently revised the Company’s recoupment policy to expand the circumstances under which and the employees from whom the Company may recoup incentive compensation, and also to provide for disclosure. The policy applies to performance-based short or long-term, cash or equity incentive payments. In summary terms, the revised policy provides, among other things:

•
the Board has discretion to recoup incentive compensation paid to an elected officer in the event of a restatement or if an elected officer engages in illegal conduct that causes significant financial or reputational harm to the Company;

•
the Board has discretion to recoup incentive compensation paid to the elected officer in the event the elected officer fails to report such misconduct of another, or is grossly negligent in fulfilling his or her supervisory responsibilities to prevent such misconduct;

•	for a three-year look back on the recoupment of incentive compensation;

•	for disclosure of recoupments and context consistent with SEC and other legal requirements; and

•	that the Chief Executive Officer has discretion to recoup under similar circumstances incentive compensation provided to non-elected officers or other employees.

20 I NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2014 PROXY STATEMENT

TRANSACTIONS WITH RELATED PERSONS AND CONTROL PERSONS

Forum Selection
In December 2013, the Board of Directors approved a change to the Company's bylaws to include a forum selection clause, and publicly filed such changes with the SEC. The forum selection clause provides generally that the Delaware Court of Chancery is the exclusive forum for (i) derivative actions brought on behalf of the Company; (ii) actions asserting a breach of fiduciary duty by a director, officer or other employee; (iii) actions governed by the internal affairs doctrine and (iv) certain other actions arising under Delaware Corporation law or the Company's Certificate of Incorporation or Bylaws. The Board adopted this clause because it believes it to be in the best interests of the Company and our shareholders. The clause is intended to benefit the Company and shareholders in significant part by directing litigation to a single Delaware court, which will apply its own state law with a well-established body of precedent, thereby reducing the risk and expense of concurrent, multi-jurisdictional litigation, saving Company resources (money and management attention) and leading to a single, more predictable outcome in litigation involving corporate governance and internal affairs. The clause does not preclude any type of litigation against the Company, its officers or directors; it simply channels certain litigation to a single, experienced court to enable a more efficient and effective resolution of disputes tied to Delaware. The amended Bylaws also make clear that the Board may, under certain circumstances, waive the forum selection clause if it determines that it is in the best interests of shareholders.

Indemnification Agreements
Our Bylaws require us generally to indemnify our directors and executive officers to the fullest extent permitted by Delaware law. Additionally, as permitted by Delaware law, we have entered into indemnification agreements with each of our directors and elected officers. Under the indemnification agreements, we have agreed to hold harmless and indemnify each indemnitee, generally to the fullest extent permitted by Delaware law, against expenses, liabilities and loss incurred in connection with threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative to which the indemnitee is made a party by reason of the fact that the indemnitee is or was a director or officer of the Company or any other entity at our request, provided however, that the indemnitee acted in good faith and in a manner reasonably believed to be in the best interests of our Company.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2014 PROXY STATEMENT I 21

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than ten percent of our common stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC.
Based on our review of Forms 3, 4 and 5 we have received or have filed on behalf of our executive officers and directors, and of written representation from those persons that they were not required to file a Form 5, we believe that all required filings were made on a timely basis during the year ended December 31, 2013.

22 I NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2014 PROXY STATEMENT

VOTING SECURITIES AND PRINCIPAL HOLDERS

Stock Ownership of Certain Beneficial Owners
As of December 31, 2013, there were 217,599,230 shares of our common stock outstanding. The following entities beneficially owned, to our knowledge, more than five percent of the outstanding common stock as of December 31, 2013:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock		Percent of Class
State Street Corporation	24,301,674	(1)	11%
One Lincoln Street, Boston, MA 02111
BlackRock, Inc.	21,221,059	(2)	10%
40 East 52nd Street, New York, NY 10022
The Vanguard Group	11,323,546	(3)	5%
100 Vanguard Blvd., Malvern, PA 19355

(1)
This information was provided by State Street Corporation (State Street) in a Schedule 13G filed with the SEC on February 4, 2014. According to State Street, as of December 31, 2013, State Street had shared voting and dispositive power over 24,301,674 shares. This total includes 14,016,634 shares held in the Defined Contributions Master Trust for the Northrop Grumman Savings Plan and the Northrop Grumman Financial Security and Savings Program, for which State Street Bank and Trust Company acts as trustee and investment manager.

(2)
This information was provided by BlackRock, Inc. (BlackRock) in a Schedule 13G/A filed with the SEC on February 11, 2014. According to BlackRock, as of December 31, 2013, BlackRock had sole voting power over 17,796,270 shares and sole dispositive power over 21,221,059 shares.

(3)
This information was provided by The Vanguard Group (Vanguard), in a Schedule 13G filed with the SEC on February 12, 2014. According to Vanguard, as of December 31, 2013, Vanguard had sole voting power over 363,939 shares, sole dispositive power over 10,985,241 shares and shared dispositive power over 338,305 shares.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2014 PROXY STATEMENT I 23

VOTING SECURITIES AND PRINCIPAL HOLDERS

Stock Ownership of Officers and Directors
The following table shows beneficial ownership of our common stock as of March 18, 2014 by each of our current directors, each director nominee, our NEOs and all directors, director nominees and executive officers as a group. As of March 18, 2014, there were 215,838,316 shares of our common stock outstanding.
None of the persons named below beneficially owns in excess of 1% of our outstanding common stock. Unless otherwise indicated, each individual has sole investment power and sole voting power with respect to the shares owned by such person.

	Shares of Common Stock Beneficially Owned		Share Equivalents (1)	Shares Subject To Option (2)	Total
Non-Employee Directors/Director Nominees
Victor H. Fazio	14,762	(3)	18,934	0	33,696
Donald E. Felsinger	4,640	(4)	27,645	0	32,285
Stephen E. Frank	1,000		17,848	0	18,848
Bruce S. Gordon	0		11,959	0	11,959
William H. Hernandez	1,000		329	0	1,329
Madeleine A. Kleiner	0		11,959	0	11,959
Karl J. Krapek	2,349		19,781	0	22,130
Richard B. Myers	0		16,844	0	16,844
Aulana L. Peters	9,572	(5)	14,402	0	23,974
Gary Roughead	0		3,306	0	3,306
Thomas M. Schoewe	3,160		4,422	0	7,582
Kevin W. Sharer	2,995		35,950	0	38,945
Named Executive Officers
Wesley G. Bush (6)	448,649	(7)	5,218	0	453,867
James F. Palmer	225,130		0	0	225,130
Gloria A. Flach	11,937		0	101,236	113,173
Linda A. Mills	102,690	(8)	0	64,544	167,234
Thomas E. Vice	23,110		0	14,344	37,454
Other Executive Officers	158,543		11,041	120,272	289,856
All Directors/Director Nominees and Executive Officers as a Group (26 persons)	1,009,537		199,638	300,396	1,509,571	(9)

(1)
Share equivalents for directors represent non-voting deferred stock units acquired under the 2011 Plan and the 1993 Directors Plan, some of which are paid out in shares of common stock at the conclusion of a director-specified deferral period, and others are paid out upon termination of the director's service on the Board of Directors. Certain of the NEOs hold share equivalents with pass-through voting rights in the Northrop Grumman Savings Plan or the Northrop Grumman Financial Security and Savings Program.

(2)	These shares subject to option are either currently exercisable or exercisable within 60 days of March 18, 2014.

(3)	Includes 884 shares held in our Dividend Reinvestment Plan.

(4)
Includes 770 shares each held in the Courtney Strickland and Stephanie Strickland trust, respectively, for which Mr. Felsinger's wife serves as trustee and 1,550 shares each held in the Gregory Felsinger and Michael Felsinger trust, respectively, for which Mr. Felsinger serves as trustee.

(5)	Includes 3,238 shares held in the Peters Family Trust of which Ms. Peters is the trustee.

(6)	Mr. Bush is also Chairman of the Board of Directors.

(7)	Includes 388,649 shares held in the W.G. and N.F. Bush Family Trust of which Mr. Bush and his wife are trustees.

(8)	Includes 83,029 shares held in the Linda Anne Mills Living Trust.

(9)	Total represents 0.7% of the outstanding common stock as of March 18, 2014.

24 I NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2014 PROXY STATEMENT

EQUITY COMPENSATION PLAN INFORMATION

Equity Compensation Plan Information
We currently maintain four equity compensation plans: the 2011 Plan, the 2001 Long-Term Incentive Stock Plan (2001 Plan), the 1995 Directors Plan and the 1993 Directors Plan. Each of these plans has been approved by our shareholders. The following table sets forth, for each of our equity compensation plans, the number of shares of our common stock subject to outstanding stock options, the weighted-average exercise price of the outstanding stock options and the number of shares remaining available for future award grants as of December 31, 2013.

Plan category	Number of shares of common stock to be issued upon exercise of outstanding options and payout of outstanding awards (1)	Weighted-average exercise price of outstanding options (2) ($)	Number of shares of common stock remaining available for future issuance under equity compensation plan (excluding shares reflected in the first column) (3)
Equity compensation plans approved by shareholders	9,499,891	56	28,489,141
Equity compensation plans not approved by shareholders	N/A	N/A	N/A
	9,499,891	56	28,489,141	(4)

(1)
Of these shares, 10,124 were subject to stock options then outstanding under the 1995 Directors Plan, 14,748 were subject to stock options then outstanding under the 2011 Plan and 1,694,752 were subject to stock options then outstanding under the 2001 Plan. In addition, this number includes 3,209,757 shares that were subject to outstanding stock awards granted under the 2011 Plan, 210,163 shares that were subject to outstanding stock awards granted under the 2001 Plan, and reflects 2,434,291 awards earned at year end but pending distribution subject to final performance adjustments, and 185,728 shares subject to outstanding stock units credited under the 1993 Directors Plan. Additional performance shares of 1,740,328 reflect the number of shares deliverable under payment of outstanding restricted performance stock rights, assuming maximum performance criteria have been achieved.

(2)
This number reflects the weighted-average exercise price of outstanding stock options and has been calculated exclusive of outstanding restricted performance stock right and restricted stock right awards and exclusive of stock units credited under the 2011 Plan and the 1993 Directors Plan.

(3)
Of the aggregate number of shares that remained available for future issuance, 28,489,141 were available under the 2011 Plan as of December 31, 2013. No new awards may be granted under the 1993 Directors Plan or the 2001 Plan.

(4)	After giving effect to our February 2014 awards, the number of shares of common stock remaining for future issuance would be 24,128,995 (assuming maximum payout of such awards).

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2014 PROXY STATEMENT I 25

PROPOSAL TWO: ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

We are providing our shareholders with the opportunity to cast a non-binding, advisory vote on the compensation of our NEOs. This advisory vote, commonly known as "say on pay," gives our shareholders the opportunity to express their view on our 2013 executive compensation programs and policies for our NEOs. The vote does not address any specific item of compensation and is not binding on the Board; however, as an expression of our shareholders' view, the Compensation Committee seriously considers the vote when making future executive compensation decisions.

Performance-Based Compensation Programs
We believe our compensation programs reflect responsible, measured practices that effectively incentivize our executives to dedicate themselves fully to value creation for our shareholders, customers and employees. A significant portion of the compensation of our CEO (66.8%) and NEOs (58.1%, on average) is performance-based variable pay, of which the basis for payout is our annual and three-year performance against our Performance Peer Group and the S&P Industrials.
The targets and thresholds of our annual incentive plan are based on the performance of our peers. Our long-term incentive plan is based on total shareholder return relative to our Performance Peer Group and the S&P Industrials. We also benchmark our pay programs against industry competitors to help us attract and retain the leadership critical to achieving our business goals. Our Compensation Discussion and Analysis (CD&A) provides a detailed discussion of our performance-based approach to executive compensation.

Strong Governance and Alignment to Shareholders
Our pay practices are aligned with our shareholders' interests and with industry practice. We believe our executive compensation programs are governed by a set of policies and practices that are best in class. Examples of those adopted include:

•	Double-trigger provisions for change in control situations, and no excise tax gross-ups for payments upon termination after a change in control;

•	A recoupment policy for cash and equity incentive compensation payments;

•	Stock ownership guidelines of 7x base salary for the CEO and 3x base salary for other NEOs, and stock holding requirements of three years from the vesting date; and

•	No hedging or pledging of company stock.
For a list of our best practices, refer to page 28 of the CD&A.
We encourage you to read the CD&A, this Proxy Statement and our 2013 Form 10-K, which describes our business and 2013 results in more detail.

Recommendation
The compensation of our executives is aligned to performance, is sensitive to shareholder returns, appropriately motivates and retains our executives, and is a competitive advantage in attracting and retaining the high caliber talent necessary to drive our business forward and build sustainable value for our shareholders. Accordingly, the Board recommends that shareholders approve the following resolution:
"RESOLVED, that, as an advisory matter, the shareholders of Northrop Grumman Corporation approve the compensation paid to the Company's named executive officers as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion."

Vote Required
Approval of Proposal Two requires that the votes cast "for" the proposal exceed the votes cast "against" the proposal. Abstentions and broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL TWO.

26 I NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2014 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

In this Compensation Discussion and Analysis (CD&A), we provide an overview of our executive compensation programs and the underlying philosophy used to develop the programs. This section details the material components of our executive compensation programs for our 2013 Named Executive Officers (NEOs) and explains how and why the Compensation Committee of our Board (the Compensation Committee) arrived at certain specific compensation policies and decisions involving the NEOs. The 2013 compensation of our NEOs is provided in the Summary Compensation Table and other compensation tables contained in this Proxy Statement.
2013 NEOs

WESLEY G. BUSH
JAMES F. PALMER
GLORIA A. FLACH
LINDA A. MILLS
THOMAS E. VICE

Compensation Committee Report
The Compensation Committee reviewed and discussed the CD&A as required by Item 402(b) of Regulation S-K of the Securities and Exchange Commission with management. Based on such review and discussion, the Compensation Committee recommended to the Board that this CD&A be included in this Proxy Statement. The Board has approved the recommendation.

COMPENSATION COMMITTEE

KEVIN W. SHARER, CHAIRMAN
DONALD E. FELSINGER
BRUCE S. GORDON
KARL J. KRAPEK
RICHARD B. MYERS

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2014 PROXY STATEMENT I 27

COMPENSATION DISCUSSION AND ANALYSIS | EXECUTIVE SUMMARY

Summary of Our Executive Compensation Programs
Our executive compensation philosophy is to provide a complementary set of compensation programs to our NEOs with attractive, flexible and market-based total compensation tied to annual and long-term relative performance and aligned with the interests of our shareholders. The key elements of our executive compensation programs for our NEOs are summarized below.

	Compensation Element	Purpose	Key Characteristics

Fixed Component	Base Salary	Compensate fairly and competitively	Determined by responsibility, level of position, competitive pay assessment and individual performance

	LTIP Restricted Stock Rights (RSRs)	Link the interests of our executive officers to shareholders and retain executive talent	30% of annual LTIP grant Three-year cliff vesting

Performance-Based Component	Annual Incentive Plan (AIP)	Motivate and reward achievement of annual business objectives
Financial Metrics*: Pension-adjusted Operating Margin (OM) Rate, Free Cash Flow Conversion, Awards (Book-to-bill), and Pension-adjusted Net Income

Subject to downward adjustment for failure to achieve non-financial objectives

	LTIP Restricted Performance Stock Rights (RPSRs)	Link the interests of our executive officers to shareholders and retain executive talent	70% of annual LTIP grant Three-year performance period Actual shares earned based on TSR relative to Performance Peer Group and S&P Industrials
* Some of these financial metrics are non-GAAP financial measures. For more information, see "Miscellaneous - Use of Non-GAAP Financial Measures."

Our Compensation Pay Practices (pages 31-41)
Our compensation programs incorporate many best practices, including the following:

Best Practices

Pay for Performance	Annual Peer Group Review	No Hedging or Pledging of Company Stock
Increased Performance Thresholds Necessary to Exceed Annual Target and to Achieve Maximum Compensation	Independent Consultant Reports Directly to the Compensation Committee	No Dividend Equivalents Paid Prior to Vesting (Dividend Equivalents Starting with 2012 Grants)
Long-Term Incentives Based on Relative TSR	Double Trigger Provisions for Change in Control	No Individual Change in Control Agreements
Cap on Annual Bonuses and Performance-Based Long-Term Incentive Share Payouts	Recoupment Policy on Incentive Compensation Payments Stock Ownership Guidelines and Stock Holding Requirements	No Excise Tax Gross-ups for Payments Received Upon Termination After a Change in Control
Total Direct Compensation Aimed at Market Median

28 I NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2014 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS | EXECUTIVE SUMMARY

2013 Performance Highlights
Our focus on performance resulted in strong 2013 financial results. Diluted EPS increased 7% to $8.35. We generated a pension-adjusted operating margin rate of 12.0%; cash provided by operations before our discretionary after-tax pension contributions totaled approximately $2.8 billion and Free Cash Flow before discretionary after-tax pension contributions totaled $2.4 billion. We used our cash to repurchase 27.3 million shares for $2.4 billion, reducing weighted average shares outstanding by 8%. We raised our quarterly dividend 11% to an annualized rate of $2.44 per share, our tenth consecutive annual dividend increase. In total we returned $2.9 billion to shareholders through dividends and share repurchases, or 138% of 2013 Free Cash Flow.

EPS Growth

$8.7
$8.4
$8.1
$7.8
$7.5
$7.2
$6.9
$8.35
$7.81
$7.88
$7.47
2013
2012
Diluted EPS
Pension-adjusted diluted EPS

•     2013 Diluted EPS grew 7%
•     2013 Pension-adjusted Diluted EPS
       grew 5%
•     EPS grew despite lower sales
•     EPS growth reflects strong operating
       performance and 8% reduction in
       weighted average shares outstanding

Free Cash Flow per Share

$11.0
$10.5
$10.0
$9.5
$9.0
$8.5
$8.0
$9.06
$9.11
$10.44
$9.87
Free Cash Flow per Share
Pension-adjusted Free Cash Flow per Share
2013
2012

•     2013 Free Cash Flow per Share
       comparable to 2012
•     2013 Pension-adjusted Free Cash Flow
       per Share increased 6%

•     2013 Free Cash Flow per Share 109% of
       Diluted EPS
•     2013 Pension-adjusted Free Cash Flow
       per Share 132% of Pension-adjusted
       EPS

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2014 PROXY STATEMENT I 29

COMPENSATION DISCUSSION AND ANALYSIS | EXECUTIVE SUMMARY

Performance Against Incentive Compensation Metrics
2013 performance exceeded target against three of the four financial metrics used to determine AIP, with the following results:

•	Pension-adjusted OM Rate: 12.0%

•	Free Cash Flow Conversion: 125%

•	Awards (Book-to-bill): 0.85

•	Pension-adjusted Net Income: $1.8 billion
For LTIP, our three-year TSR score was in the 56th percentile as measured against the Performance Peer Group identified on page 33 and the 85th percentile as measured against the S&P industrials.

Compensation Mix
The Compensation Committee supports a balanced pay for performance compensation structure that places an appropriate level of compensation at risk, based on our financial and non-financial performance measures and relative TSR. The annual incentive award is determined by our financial performance and is subject to a downward only adjustment for performance against non-financial goals. For NEOs, the value of LTI RPSR compensation is determined by relative TSR. Achievement of both annual incentive goals and increased shareholder value will result in individual awards commensurate with results; however, if absolute TSR is negative, the maximum RPSR payout is capped at 100%, even if the relative TSR would have resulted in a higher score. The following charts show performance-based compensation elements at target values.

CEO
Fixed
33.2%
Performance-Based
66.8%
Other NEOs (Average)
Fixed
41.9%
Performance-Based
58.1%
Performance-Based Components
Restricted Performance Stock Rights
Annual Incentive Award
Fixed Components
Base Salary
Restricted Stock Rights

30 I NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2014 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS | KEY PRINCIPLES

Compensation Philosophy and Objectives
We provide an attractive, flexible and market-based total compensation program tied to performance and aligned with the interests of our shareholders. Our objective is to recruit and retain the caliber of executives and other key employees capable of achieving top performance and generating value for our shareholders, customers and other stakeholders.
Our goal is to lead our industry in sustainable performance, maintaining strong, enduring values. The targets and thresholds of our annual incentive plan are based on the performance of our peers. Our long-term incentive plan is based on total shareholder return relative to our Performance Peer Group and the S&P Industrials. For each plan, we have selected metrics that drive shareholder value and measure our performance against our competitors.
The Compensation Committee oversees our executive compensation and benefit programs and is guided by the following principles:

Pay for Performance
• Incentive plans are based on peer-benchmarked performance metrics.

Leadership Retention and Succession
• Compensation is designed to be competitive within our industry and retentive.
• Programs are designed to motivate and reward NEOs for delivering operational and strategic performance over time.

Sustained Performance
• Our annual incentive plan includes both financial and non-financial metrics to ensure we are building a strong foundation for long-term shareholder value.

Alignment with Shareholder Interests
• Our compensation structure places an appropriate amount of compensation at risk.
• At-risk compensation is based on financial and non-financial performance measures and relative TSR.
• A significant portion of compensation is delivered in equity, the value of which provides alignment with shareholder returns.
• Stock ownership guidelines, holding requirements for equity awards and our recoupment policy further align executive and shareholder interests.

Benchmarking
• Compensation programs and financial objectives are evaluated on an annual basis and are modified in accordance with industry and business conditions.
• We seek to outperform our peers (a group of aerospace and defense companies we refer to as the "Performance Peer Group").
•      We use a "Target Industry Peer Group" for broader market executive compensation analyses that includes the U.S.-based companies in the Performance Peer Group, as well as additional companies based on a peer-of-peers analysis.

Risk Management
• The Board evaluates the Company's risk profile on an ongoing basis, in part to mitigate concerns of executives being overly incentivized to achieve near-term stock price growth.
• Both the Compensation Committee and its independent compensation consultant evaluate the mix of at-risk compensation linked to stock appreciation.
•     The Compensation Committee regularly reviews the design of our compensation program to assess risk. The Compensation Committee has determined the risk profile is appropriate and has incorporated substantial risk management features into the compensation program, including overlapping three-year cliff vested grants, capped payouts, three-year holding periods and ownership guidelines, combined with a policy that allows for the recoupment of short and long-term incentive payments.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2014 PROXY STATEMENT I 31

COMPENSATION DISCUSSION AND ANALYSIS | KEY PRINCIPLES

How We Make Compensation Decisions
Role of the Compensation Committee
The Compensation Committee is responsible for overseeing our compensation policies and programs and our incentive and equity compensation plans and approving all payments or grants under these plans for elected officers (other than the CEO). The Compensation Committee recommends the compensation for our CEO to the independent directors of the Board for approval and approves the compensation for the other NEOs. Among its duties, the Compensation Committee:

•	reviews market data and other input from its independent compensation consultant;

•	reviews and approves incentive goals and objectives (CEO goals and objectives are set by the independent directors);

•	evaluates and approves executive benefit and perquisite programs; and

•	evaluates the competitiveness of each elected officer's total compensation package.
For more information regarding the composition of the Compensation Committee and its duties and responsibilities, see "Corporate Governance – Committees of the Board of Directors – Compensation Committee." The Compensation Committee's charter can be found on the Investor Relations section of our website (www.northropgrumman.com).

Role of the Independent Compensation Consultant
The Compensation Committee retains an independent compensation consultant, Frederic W. Cook & Co. (the Compensation Consultant). The Compensation Consultant reports directly to the Compensation Committee, and the Compensation Committee may replace the Compensation Consultant or hire additional consultants at any time. A representative of the Compensation Consultant regularly attends meetings of the Compensation Committee and communicates with the Compensation Committee Chairperson between meetings; however, the Compensation Committee and the independent directors of the Board make final decisions on the compensation actions for the NEOs. The Compensation Consultant may meet in executive session with the Compensation Committee. Other than the fees paid to the Compensation Consultant pursuant to its engagement by the Compensation Committee for its advice on executive and director compensation, the Compensation Consultant does not receive any fees or income from the Company.
The Compensation Consultant's role is to provide an independent review of market data and to advise the Compensation Committee on the levels and structure of our executive compensation policies and procedures including compensation matters for NEOs. The Compensation Consultant utilizes aerospace and defense industry market data supplied by Aon Hewitt and conducts an independent review of publicly available data.
The specific roles of the Compensation Consultant include:

•	reviewing our total compensation philosophy, peer groups and target competitive positioning and advising the Compensation Committee;

•	identifying market trends and practices and advising the Compensation Committee on such trends and practices;

•
providing proactive advice to the Compensation Committee on best practices for Board governance of executive compensation, as well as any areas of concern or risk that may exist or be anticipated in the design of our executive compensation programs; and

•	serving as a resource to the Compensation Committee Chairperson on setting agenda items for Compensation Committee meetings and undertaking special projects.
In February 2014, the Compensation Committee determined that there were no relationships between the Compensation Consultant and the Company or any of the Company's directors or executive officers that raise a conflict of interest.

Role of Management
Our CEO makes compensation-related recommendations for elected officers to the Compensation Committee for its review and approval based on the CEO's evaluation of each officer's compensation relative to market and the overall framework, philosophy and objectives for our executive compensation programs set by the Compensation Committee. The CEO does not make any compensation recommendations for himself to the Compensation Committee.
The recommendations for elected officers are based on an assessment of each executive's performance, skills and industry knowledge, as well as succession and potential retention risks. The Chief Human Resources Officer regularly provides tally sheets to the Compensation Committee that summarize the total compensation and benefits for each NEO. These tally sheets are

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COMPENSATION DISCUSSION AND ANALYSIS | KEY PRINCIPLES

provided to the Compensation Committee to ensure that compensation decisions are made within our total compensation framework. The values of nonqualified deferred compensation, outstanding equity awards, health and welfare benefits, pension benefits and perquisites are also included.
Management also provides recommendations to the Compensation Committee regarding executive incentive and benefit plan designs and strategies. These recommendations include financial and non-financial operational goals and criteria for our annual and long-term incentive plans.

Use of Competitive Data
The Compensation Committee uses a Performance Peer Group, consisting of competitor companies in the aerospace and defense market in the U.S. and Europe, to set annual performance targets and evaluate performance for the purpose of award payments under our incentive plan. In addition, the Compensation Committee uses a Target Industry Peer Group, comprised of 14 companies, to benchmark executive compensation levels and practices.

Performance Peer Group to Set Performance Targets and Evaluate Performance
The Compensation Committee uses a Performance Peer Group, using metrics based on peer performance, for purposes of administering our annual and long-term incentive plans. For 2013, the Performance Peer Group consisted of the following companies:

PERFORMANCE PEER GROUP
Airbus Group*	Finmeccanica	Lockheed Martin Corporation
BAE Systems	General Dynamics Corporation	Raytheon Company
The Boeing Company	L-3 Communications Holdings, Inc.	SAIC, Inc.**
* Formerly known as EADS.
**On September 27, 2013, SAIC, Inc. (SAI) spun off its services business into Science Applications International Corporation and renamed the parent company Leidos Holdings, Inc., both publicly traded companies. The legacy SAI publicly traded company no longer exists in its prior form. We combined the two publicly traded components, Science Applications International Corporation and Leidos Holdings, Inc., as a proxy for the legacy company, to calculate an implied SAI TSR for outstanding LTIP grants awarded in 2011.

Target Industry Peer Group to Benchmark Executive Compensation Practices
The Target Industry Peer Group is comprised of 14 companies, including those in the Performance Peer Group that are U.S.-based (Boeing, General Dynamics, L-3 Communications, Lockheed Martin, Raytheon and the former SAIC). To identify companies in addition to the six aerospace and defense peers for compensation benchmarking purposes, the Compensation Consultant employed a methodology that considered a company a peer if it met the following criteria:

•	the company was identified as a peer by at least three of the six aerospace and defense peers or proxy advisory services;

•	the company participated in the annual Aon Hewitt executive compensation study; and

•	revenues, total employees, and market capitalization of the company were broadly similar to those of Northrop Grumman.
While the Target Industry Peer Group is reviewed annually by the Committee's Compensation Consultant, our goal is to keep it as consistent as possible on a year-over-year basis. The Target Industry Peer Group used for compensation decisions in 2013 included 12 of the same 14 companies that were included in the 2012 peer group. Two companies, ITT Corporation and Goodrich Corporation, were removed due to ITT Corporation spinning off its defense and information unit and Goodrich Corporation being acquired by United Technologies. The companies that comprise the Target Industry Peer Group are listed in the table below:

TARGET INDUSTRY PEER GROUP
3M Company	L-3 Communications Holdings, Inc.
The Boeing Company	Lockheed Martin Corporation
Caterpillar, Inc.	Raytheon Company
Emerson Electric Company	Rockwell Collins, Inc.
General Dynamics Corporation	SAIC, Inc.*
Honeywell International, Inc.	Textron, Inc.
Johnson Controls, Inc.	United Technologies Corporation
* Refers to the former SAIC, Inc. as it was before the spin-off of its services business.

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COMPENSATION DISCUSSION AND ANALYSIS | KEY PRINCIPLES

It is the Company's pay philosophy to provide the CEO a compensation package which comprises competitive elements of base salary and target variable pay relative to the Target Industry Peer Group. In 2013, the CEO's base salary and target annual incentive each approximated the median. As a result, the CEO's target total cash compensation also approximated the median of the Target Industry Peer Group. The CEO's long-term incentive grant in 2013 was below median, resulting in target total direct compensation below median.
Another element of the Company's pay philosophy is to tie a significant portion of the CEO's pay to performance. As a result, the CEO's actual compensation may differ from this market median based on the Company's actual performance.
In determining the base salary and target variable pay elements for the other NEOs, the Compensation Committee does not set any specific benchmark relative to the Target Industry Peer Group; rather, the Compensation Committee considers several factors in determining their compensation, including executive compensation levels and practices of the Target Industry Peer Group, NEO individual experience, growth in job as demonstrated through sustained performance, leadership impact, retention risk and pay relative to the CEO. Actual annual incentive awards and long-term incentive award opportunities reflect these factors, as well as Company and business performance.

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Selection of Performance Criteria
Our objective in selecting performance goals for the annual incentive plan and long-term incentive plan is to establish metrics that enhance shareholder value, complement one another in support of strong Company performance, and balance annual and long-term results.
As mentioned, we use the Performance Peer Group to establish key financial goals benchmarked against our industry for purposes of measuring performance.

Annual Incentive Compensation
Under our shareholder-approved 2002 Incentive Compensation Plan (the Plan), the Compensation Committee approves the annual incentive compensation target payout percentage for each NEO. For the CEO, it is approved by the independent directors. The Compensation Committee applies the process detailed above to set incentive compensation levels for NEOs.
The target incentive award (Target Bonus) represents a percentage of each NEO's base salary. Following the completion of the fiscal year, the target bonus is used by the Compensation Committee, together with its assessment of Company performance against pre-determined performance criteria, to determine the final bonus award amount.

2013 Annual Incentive Plan
For 2013, Mr. Bush had a target bonus of 150% of base salary, which was unchanged from 2012. The 2013 target bonus, as a percentage of salary, was also unchanged from 2012 for the other NEOs.
The final bonus award for each NEO was determined by multiplying the Northrop Grumman Company Performance Factor (CPF) by the target bonus. Within the annual incentive formula described below, the CPF can range from 0% to 200%.
Annual incentive formula for 2013:
Base Salary x Target Payout % = Target Bonus
Target Bonus x CPF = Final Bonus Award
The annual incentive payments are designed to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code. As a result, the terms of the Plan provide that the maximum potential individual incentive compensation award for a performance year for an officer subject to Section 162(m) shall be limited. Actual payouts for the 2013 performance year were less than the limits set forth under the Plan.
At the end of each year, the CEO conducts an annual performance evaluation for each NEO, other than himself, and then reviews the evaluation with the Compensation Committee. The Compensation Committee reviews Company performance information, as well as the comparison to market data.
The Compensation Committee approves bonus amounts for all NEOs, subject to ratification by the independent members of the Board with respect to the CEO's bonus. The Compensation Committee has discretion to make adjustments to the annual bonus payout if it determines such adjustment is warranted. For example, in instances where Company performance has been impacted by unforeseen or unusual events (natural disasters, significant acquisitions or divestitures, etc.), the Compensation Committee has exercised its authority to increase the final awards (subject to limitations under Section 162(m) of the Internal Revenue Code). The Compensation Committee has also adjusted payouts downward in the past despite performance targets having been met when it determined that particular circumstances had a negative impact on the Company but were not reflected in the performance calculation. For 2013, no adjustments were made.

2013 Annual Incentive Goals and Results
For the annual incentive plan, we use a mix of financial and non-financial metrics to measure our performance. The following financial metrics were selected for 2013:

•
Pension-adjusted OM Rate: establishes high performance expectations for the Company and is calculated as OM rate (operating margin divided by sales) adjusted for net FAS/CAS pension income or expense. The net FAS/CAS pension adjustment is the difference between pension expense determined in accordance with GAAP under Financial Accounting Standards (FAS) and pension expense allocated to the business segments under U.S. Government Cost Accounting Standards (CAS).

•
Free Cash Flow Conversion: focuses on the quality of net earnings and is calculated as free cash flow provided by operating activities before the after-tax impact of discretionary pension contributions divided by net income from continuing operations.

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COMPENSATION DISCUSSION AND ANALYSIS | KEY COMPONENTS OF OUR PROGRAMS

•
Awards (Book-to-bill): focuses the Company on maintaining market share and represents the total new contracts awarded to the Company during the year, net of backlog adjustments, divided by sales during the year.

•
Pension-adjusted Net Income: reflects an integrated metric for both top and bottom line performance and is calculated as net income adjusted for net FAS/CAS pension income or expense after taxes. The net FAS/CAS pension adjustment is the difference between pension expense determined in accordance with GAAP under Financial Accounting Standards (FAS) and pension expense allocated to the business segments under U.S. Government Cost Accounting Standards (CAS).

In addition to the financial goals, non-financial goals have been established to align our objectives with customers, shareholders and employees. Performance against non-financial metrics can result only in downward adjustment to the financial metric score. The following non-financial metrics were selected:

•	Customer Satisfaction: measured in terms of customer feedback, including customer-generated performance scores, award fees and verbal and written feedback.

•
Quality: measured using program-specific objectives within each of our sectors, including defect rates, process quality, supplier quality, planning quality and other appropriate criteria for program type and phase.

•	Engagement: measured in terms of progress (as reported by employees in a company-wide engagement survey) against engagement action plans and maintaining or improving the overall engagement score.

•	Diversity: measured in terms of improving representation of females and People of Color in mid-level and senior-level management positions with respect to peer and broader benchmarks.

•	Safety: measured by Total Case Rate, defined as the number of Occupational Safety & Health Administration recordable injuries as well as by Lost Work Day Rate associated with those injuries.

•	Environmental Sustainability: measured in terms of the reduction, in metric tons per sales, of greenhouse gas emissions, and reduction of solid waste and water utilization.
The Company's achievement of the four financial metrics are used to determine the CPF value. Performance against the six non-financial goals cannot be used to adjust the CPF upward and can result only in a downward adjustment to the financial metric score if targets are not achieved. For 2013, the Compensation Committee determined that the aggregate performance against the non-financial metrics achieved targets, and, consequently, there was no reduction to the CPF.
For the NEOs, our past practice of using an "individual performance" factor in determining the final bonus award has been eliminated. All NEOs received final bonus awards determined only by the CPF.
Our annual incentive plan provides for payout levels at 0% to 200% of target. The minimum, target and maximum performance levels are derived based on an analysis of the past performance of our Performance Peer Group. Specific values are identified for each metric at selected points in the non-linear range and other values determined by interpolation between these points. No payout is made if performance is below the minimum. No above-target payout is earned unless the Company’s performance exceeds the performance threshold noted in the table below. The maximum 200% payout is based upon the top past performance of the Performance Peer Group. This structure rewards superior performance through increased performance thresholds to achieve annual target and maximum compensation and provides reduced awards for below average performance. Based on Company performance for the four financial metrics shown in the table below, the CPF was 144%.

Metric/Goal	Weighting	Performance Threshold to be Achieved In Order To Exceed Target	2013 Performance
Pension-adjusted OM Rate	35%	10.8%	Exceeded Target
Free Cash Flow Conversion	35%	113%	Exceeded Target
Awards (Book-to-bill)	15%	1.00	Below Target
Pension-adjusted Net Income	15%	$1.6B	Exceeded Target

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Decisions for 2013
In February 2014, the Compensation Committee applied the CPF to Mr. Bush's target bonus. Based on the CPF, in February 2014, the Committee recommended, and the independent members of our Board approved, a 2013 annual incentive award of $3,240,000 for Mr. Bush. Based on the CPF, the CEO recommended, and the Compensation Committee approved, the NEOs' annual incentive awards.

Name	Target Payout % of Salary	Payout Range % of Salary	Actual Payout % of Salary	Actual Payout*
Wesley G. Bush	150%	0% - 300%	216%	$3,240,000
James F. Palmer	100%	0% - 200%	144%	$1,224,000
Gloria A. Flach	100%	0% - 200%	144%	$1,080,000
Linda A. Mills	100%	0% - 200%	144%	$1,116,000
Thomas E. Vice	100%	0% - 200%	144%	$1,080,000
* Details on the range of bonuses that could have been payable based on 2013 performance are provided in the Grants of Plan-Based Awards table. Actual bonus payouts for 2013 performance are provided here and in the Summary Compensation Table.

Long-Term Incentive Compensation
2013 Long-Term Incentive Program
In determining the amount of individual long-term incentive awards, the Compensation Committee considers an executive officer's individual performance during the preceding year, growth in job as demonstrated through sustained performance, leadership impact, retention risk and pay relative to the CEO, as well as market data for the executive officer's position based on the Target Industry Peer Group analysis.
In 2013, after determining the award value for the NEOs based on the market data and individual factors as described above, the Compensation Committee granted 70% of the value in the form of RPSRs and 30% in the form of RSRs to provide retention value to ensure sustainability and achievement of business goals over time. The Committee determined that this long-term incentive mix would appropriately motivate and reward the NEOs to achieve our long-term objectives and further reinforce the link between their interests and the interests of our shareholders. The RPSRs are paid following the completion of the 2013-2015 performance period. The RSRs vest 100% after three years. For the 2013 grant, dividends accrue on both RPSR and RSR awards earned and will be paid upon payment of the RPSR or RSR.
The Compensation Committee evaluates RPSR performance requirements each year to ensure they are aligned with our objectives. For the 2013 grant, the Compensation Committee determined that for the NEOs, performance would continue to be measured in terms of relative TSR as it provides the most direct line of sight to shareholder value creation.
TSR is measured by comparing cumulative stock price appreciation with reinvestment of dividends over a three-year period to the Performance Peer Group (50% of award) and to the S&P Industrials (50% of award), which comprises companies within the S&P 500 classified as Industrials, reflecting the range of similar investment alternatives available to our shareholders. To smooth volatility in the market, the TSR calculation is based on the average of the 30 calendar days immediately prior to the start of the performance period and the last 30 calendar days of the performance period. Beginning with 2012 grants, we reduced the maximum payout from 200% to 150% of the original award granted. Shares that are paid out under an RPSR award granted to the executive in 2013 can vary from 0% to 150% of the original RPSR award granted. The maximum payout is capped at 100% if the absolute TSR is negative, even if the relative TSR would have resulted in a higher score. RPSR awards may be paid in shares, cash or a combination of shares and cash; however, we have chosen to pay our awards in shares.

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COMPENSATION DISCUSSION AND ANALYSIS | KEY COMPONENTS OF OUR PROGRAMS

Recently Completed RPSR Performance Period (2011 – 2013)
In February 2011, when granting RPSRs, the Compensation Committee selected relative TSR as the performance metric for the awards and established the performance criteria in the table below. In February 2014, the Compensation Committee reviewed performance for the January 1, 2011 to December 31, 2013 RPSR performance period.

		Percentile Required to Score
Metric/Goal	Weighting	0%	100%	200%	2013 Actual Performance *
Relative TSR - Performance Peer Group	50%	25th	50th	80th	56th
Relative TSR - S&P Industrials	50%	25th	50th	80th	85th
* Due to SAIC, Inc. (SAI) spinning off its services business, we combined the two publicly traded components, Science Applications International Corporation and Leidos Holdings, Inc., as a proxy for the legacy company, to calculate an implied SAI TSR for outstanding LTIP grants awarded in 2011.

Decisions for 2013
Based on 2011 - 2013 TSR performance, we ranked fifth against the Performance Peer Group and were in the 56th percentile. We were in the 85th percentile of the S&P Industrials. The combined weighted score generated an overall performance score of 159%.
In early 2014, the NEOs received payouts in stock with respect to the performance awards that were granted in February 2011 for the three-year performance period ending December 31, 2013. These awards were paid at 159% of the target number of shares initially awarded.

Other Benefits
This section describes other benefits the NEOs receive. These benefits are not performance related and are designed to provide a competitive package for purposes of attracting and retaining the executive talent needed to achieve our business objectives. These benefits include retirement benefits, certain perquisites and severance arrangements.

Retirement Benefits
We maintain tax-qualified retirement plans (both defined benefit pension plans and defined contribution savings plans) that cover most of our workforce, including the NEOs. We also maintain nonqualified retirement plans that are available to our NEOs, which are designed to restore benefits that were limited under the tax-qualified plans or to provide supplemental benefits. Compensation, age and years of service factor into the amount of the benefits provided under the plans. Thus, the plans are structured to reward and retain employees of long service and recognize higher performance levels as evidenced by increases in annual pay. Additional information about these retirement plans and the NEO benefits under these plans can be found in the Pension Benefits Table and Nonqualified Deferred Compensation Table.
The Compensation Committee assesses aggregate benefits available to the NEOs and has previously imposed an overall cap, generally limited to no more than 60% of final average pay, on pension benefits for the NEOs (except for small variations due to contractual restrictions under the plans). Mr. Bush voluntarily agreed to reduce his cap to 50% of final average pay. In addition, the defined benefit nonqualified supplemental retirement plans in which our NEOs participate have been amended to freeze pay and service as of December 31, 2014.

Retiree Medical Arrangement
The Special Officer Retiree Medical Plan (SORMP) was closed to new participants in 2007. NEOs who are vested participants in the SORMP are entitled to retiree medical benefits pursuant to the terms of the SORMP. The coverage is a continuation of the NEO's executive medical benefits plus retiree life insurance. A participant becomes vested if he or she has either five years of vesting service as an elected officer or 30 years of total service with the Company and its affiliates. A vested participant can commence SORMP benefits at retirement before age 65 if he or she has attained age 55 and 10 years of service. The estimated cost of the SORMP benefit reflected in the Termination Payment Table is the present value of the estimated cost to provide future benefits using actuarial calculations and assumptions. Ms. Mills, Mr. Vice and Ms. Flach are not eligible for SORMP benefits.

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Perquisites
Our NEOs are eligible for certain limited executive perquisites that include financial planning, income tax preparation, physical exams and personal liability insurance. While almost all other executive perquisites have been eliminated, the Compensation Committee believes the remaining perquisites are common within the competitive market for total compensation packages for executives and are useful in attracting, retaining and motivating talented executives. Perquisites provided to the NEOs in 2013 are detailed in the Summary Compensation Table.

Security Arrangements
Given the nature of our business, we maintain a comprehensive security program. As a component of that program, we provide residential and/or travel protection that we consider necessary to address our security requirements. In selecting the level and form of protection, we and the Board consider both security risks faced by those in our industry in general and security risks specific to our Company and its individuals.
In 2010, we received specific information from Federal law enforcement officials that led us to conclude that there were threats to the Company and its principals. Based on that information and an ongoing dialogue with law enforcement officials, the Board has required that Mr. Bush and certain NEOs receive varying levels of residential and travel protection.
Since we require this protection under a comprehensive security program and it is not designed to provide a personal benefit (other than the intended security), we do not view these security arrangements as compensation to the individuals. We report these security arrangements as perquisites as required under applicable SEC rules. In addition, we would report them as taxable compensation to the individuals if they were not excludable from income as working condition fringe benefits under Internal Revenue Code Section 132.
The Board has determined that the CEO should avoid traveling by commercial aircraft for purposes of security, rapid availability and communications connectivity during travel, and should use Company-provided aircraft for all air travel. If, as a result, the CEO uses Company-provided aircraft for personal travel, the costs of such travel are imputed as income and are subject to the appropriate tax reporting according to Internal Revenue Code regulations. For 2013, Mr. Bush reimbursed the Company for a portion of the security perquisite associated with personal use of the aircraft by him and his family members in an aggregate amount that reflects the estimated value of income imputed to Mr. Bush under Internal Revenue Code regulations.
We regularly review the nature of the threat and associated vulnerabilities with law enforcement and security specialists and will continue to revise our security program as appropriate in response to those reviews, including the duration of security coverage required when individuals no longer serve in the roles associated with the threat information.

Severance Benefits
We maintain a severance plan that is available to our NEOs who qualify and are approved to receive such benefits. The purpose of the severance plan is to help bridge the gap in an executive's income and health coverage during a period of unemployment following termination.
We do not maintain any change in control severance plans. In addition, we do not provide excise tax gross-ups for any payments received upon termination after a change in control.
Upon a "qualifying termination" (defined below) the Company will provide severance benefits to eligible NEOs under the Severance Plan for Elected and Appointed Officers of Northrop Grumman Corporation (the Severance Plan). Provided the NEO signs a release, he or she will receive: (i) a lump sum severance benefit equal to one and one-half times annual base salary and target bonus, (ii) a pro-rated performance bonus, (iii) continued medical and dental coverage for the severance period, (iv) income tax preparation/financial planning fees for the year of termination and the following year and (v) outplacement expenses up to 15% of salary, all subject to management approval. The cost of providing continued medical and dental coverage is based upon current premium costs. The cost of providing income tax preparation and financial planning is capped at $15,000 for the year of termination and $15,000 for the year following termination.
A "qualifying termination" means one of the following:

•	involuntary termination, other than for cause or mandatory retirement; or

•	election to terminate in lieu of accepting a downgrade to a non-officer position (i.e., good reason).
Mr. Bush was elected to the position of Chief Executive Officer and President effective January 1, 2010. Effective January 1, 2010, Mr. Bush agreed that he would no longer be covered by, or eligible for, benefits under the Severance Plan or under any other severance plan, program or policy of Northrop Grumman (for more information, please see the Form 8-K filed December 21, 2009).

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COMPENSATION DISCUSSION AND ANALYSIS | KEY COMPONENTS OF OUR PROGRAMS

Change in Control Benefits
We do not maintain separate change in control programs or agreements. The only change in control benefits available to the NEOs are those described in the terms and conditions of the 2001 Long-Term Incentive Stock Plan (2001 Plan) and the 2011 Long-Term Incentive Stock Plan (2011 Plan).

Policies and Procedures
Stock Ownership Guidelines
We maintain stock ownership guidelines for our NEOs to further promote alignment of management and shareholder interests. These guidelines require that the CEO and other NEOs own Company stock denominated as a multiple of their annual salaries that can be accumulated over a five-year period from the date of hire or promotion into an elected officer position.
The guidelines are as follows:

Position	Stock Value as a Multiple of Base Salary
Chairman, CEO and President	7x base salary
NEOs	3x base salary
Shares that satisfy the stock ownership guidelines include:

•	Company stock owned outright;

•	RSRs, whether or not vested; and

•	the value of shares held in the Northrop Grumman Savings Plan or Northrop Grumman Financial Security and Savings Program.
Stock options and unvested RPSRs are not included in calculating ownership until they are converted to actual shares owned.
The Compensation Committee reviews compliance with our stock ownership guidelines on an annual basis. As of December 31, 2013, the CEO and other NEOs were in compliance with the ownership guidelines. The Compensation Committee continues to monitor compliance and will conduct a full review again in 2014.

Stock Holding Requirements
We have a holding period requirement for long-term incentive grants, further emphasizing the importance of sustainable performance and appropriate risk-management behaviors. Under this policy, NEOs are required to hold 50% of their net after-tax shares from future RSR vestings, RPSR payments and stock option exercises for a period of three years. These restrictions will generally continue following termination and retirement; however, shares acquired from option exercises or RPSR payments following termination or retirement occurring more than one year after separation from the Company will not be subject to the holding requirement.

Anti-Hedging and Pledging Policy
Company policy prohibits our NEOs and other elected officers from engaging in hedging transactions with respect to Company stock or pledging Company stock.

Grant Date for Equity Awards
Annual grant cycles for equity awards occur in February at the same time as salary increases and annual incentive grants. This timing allows the Compensation Committee to make decisions on three compensation components at the same time, utilizing a total compensation philosophy. The Compensation Committee reviews and approves long-term incentive grants during its scheduled meeting, which generally occurs following announcement of our year-end financial results. Equity grants may also be granted on an interim basis throughout the year for special situations, such as new executive hires, promotions, or retention.

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COMPENSATION DISCUSSION AND ANALYSIS | KEY COMPONENTS OF OUR PROGRAMS

Tax Deductibility of Pay
Section 162(m) of the Internal Revenue Code generally limits the annual tax deduction to $1 million per person for compensation paid to the Company's CEO, CFO and the next three highest-paid NEOs. Qualifying performance-based compensation is not subject to the deduction limit. The Company's annual incentive payments and equity-based incentive compensation are generally designed to qualify as performance-based compensation under this definition and to be fully deductible. Our RSR grants are not considered performance-based under Section 162(m) and, as such, may not be deductible.
Since the CEO's salary in 2013 was above the $1,000,000 threshold, a portion of his salary and his perquisites are not deductible by the Company.

Say-on-Pay
Our shareholders are asked to approve on an annual, advisory basis, the compensation paid to our NEOs. We regularly engage with our shareholders to understand their concerns regarding executive compensation. Our shareholders expressed a preference for full-value shares as they are less dilutive and provide stronger alignment with shareholder interests. In 2012, as a result of feedback from our shareholders, the Compensation Committee eliminated the use of stock options and approved a mix of LTI awards to NEOs composed of 70% RPSRs and 30% RSRs.

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COMPENSATION TABLES | SUMMARY COMPENSATION TABLE

2013 Summary Compensation Table

Name & Principal Position	Year	Salary (1) ($)	Bonus (2) ($)	Stock Awards (3) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation (4) ($)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings (5) ($)	All Other Compensation (6) ($)	Total ($)
Wesley G. Bush	2013	1,500,023	0	8,000,025	0	3,240,000	4,372,961	1,543,403	18,656,412
Chairman, Chief Executive Officer and President	2012	1,500,120	0	8,000,011	0	4,117,500	8,939,532	1,902,181	24,459,344
	2011	1,471,251	0	9,400,723	3,576,969	4,027,500	5,276,169	2,510,197	26,262,809
James F. Palmer	2013	850,016	0	5,499,964	0	1,224,000	1,210,323	182,137	8,966,440
Corporate Vice President and Chief Financial Officer	2012	850,081	0	3,500,023	0	1,560,000	1,707,827	183,098	7,801,029
	2011	845,258	250,000	2,350,181	894,246	1,250,000	1,190,384	918,134	7,698,203
Gloria A. Flach (7)	2013	738,462	0	3,499,980	0	1,080,000	2,819,117	88,309	8,225,868
Corporate Vice President and President, Electronic Systems

Linda A. Mills	2013	775,010	0	3,499,980	0	1,116,000	1,963,264	145,064	7,499,318
Corporate VIce President, Operations	2012	775,050	0	4,000,009	0	1,420,000	3,321,233	138,917	9,655,209
	2011	770,233	0	2,115,147	804,818	1,150,000	2,434,630	230,588	7,505,416
Thomas E. Vice (7)	2013	742,308	0	3,499,980	0	1,080,000	1,501,337	397,053	7,220,678
Corporate Vice President and President, Aerospace Systems

(1)	This column includes amounts that were deferred under the qualified savings and nonqualified deferred compensation plans.

(2)	In 2011, Mr. Palmer received a recognition bonus for the spin-off of our former shipbuilding business.

(3)
The dollar value shown in this column is equal to the total grant date fair value of RPSRs and RSRs granted during the periods presented. The Company did not grant stock options in 2013. For assumptions used in calculating the grant date fair value, see the discussion in Note 14 of the Company's 2013 Form 10-K, adjusted to exclude forfeitures.

(4)	These amounts were paid pursuant to the Company's annual incentive plan. This column includes amounts that were deferred under the qualified savings and nonqualified deferred compensation plans.

(5)
The amounts in this column relate solely to the increased present value of the executive's pension plan benefits using mandatory SEC assumptions (see the descriptions of these plans under the Pension Benefits table). There were no above-market earnings in the nonqualified deferred compensation plans (see the descriptions of these plans under the Nonqualified Deferred Compensation table). The amount accrued in each year differs from the amount accrued in prior years due to an increase in service and final average pay (salary and bonus). The change in pension value is also highly sensitive to changes in the interest rate used to determine the present value of the payments to be made over the life of the executive.

(6)
All Other Compensation amounts include, as applicable, (a) the value of perquisites and personal benefits and (b) the amount of Company contributions to defined contribution plans (the Northrop Grumman Savings Plan and the Savings Excess Plan).

Perquisites and Personal Benefits - Perquisites and other personal benefits provided to certain NEOs include security, travel-related perquisites, including use of Company aircraft or ground transportation services for personal travel and travel and incidental expenses for family members accompanying the NEO while on travel, financial planning/income tax preparation

42 I NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2014 PROXY STATEMENT

COMPENSATION TABLES | SUMMARY COMPENSATION TABLE

services, insurance premiums paid by the Company on the NEO's behalf and other nominal perquisites or personal benefits (including executive physicals and commemorative gifts).
The cost of any category of the listed perquisites and personal benefits did not exceed the greater of $25,000 or 10% of total perquisites and personal benefits for any NEO in 2013, except for the following: (i) for Mr. Bush, costs attributable to security protection ($1,252,874), which includes unbilled prior year costs paid in 2013 and personal travel on Company aircraft consistent with the Company's security program ($249,178), (ii) for Mr. Palmer, costs attributable to personal travel on Company aircraft ($27,698), and (iii) for Mr. Vice, costs attributable to security protection ($235,598) and personal travel on Company aircraft ($48,809). The amount of security costs reported for Mr. Bush has been reduced by $63,923, which reflects the portion for the security perquisite that Mr. Bush reimbursed to the Company related to personal travel on the corporate aircraft for him and his family members. The amount reimbursed reflects the estimated value of income imputed to Mr. Bush under IRS regulations for personal travel on the corporate aircraft by him and his family members.
We determine the incremental cost for perquisites and personal benefits based on the actual costs or charges incurred by the Company for the benefits. The Company calculates the value of personal use of Company aircraft based on the incremental cost of each element. Fixed costs that would be incurred in any event to operate Company aircraft (e.g., aircraft purchase costs, maintenance not related to personal trips and flight crew salaries) are not included. As discussed above under "Security Arrangements," the Company provides NEOs with certain residential and personal security protection due to the nature of our business and security threat information. The amounts reflected in the "All Other Compensation" column include expenses for certain residential and personal security that are treated as perquisites under relevant SEC guidance, even though the need for such expenses arises from the risks attendant with their positions with the Company. The Company calculates the cost of travel security coverage based on the hourly rates and overhead fees charged directly to the Company by the firms providing security personnel. If Company security personnel are used, their hourly rates are used to calculate the cost of coverage.
Contributions to Plans - In 2013, we made the following contributions to Northrop Grumman defined contribution plans (the Northrop Grumman Savings Plan and Savings Excess Plan): Mr. Bush $224,701, Mr. Palmer $96,374, Ms. Flach $62,705, Ms. Mills $87,738, and Mr. Vice $71,993.

(7)	Ms. Flach and Mr. Vice were not named executive officers for 2011 or 2012; therefore, data for these years is not applicable.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2014 PROXY STATEMENT I 43

COMPENSATION TABLES | GRANTS OF PLAN-BASED AWARDS TABLE

2013 Grants of Plan-Based Awards

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)(3)			All Other Stock Awards: Number of Shares of Stock or Units (4) (#)	All Other Option Awards: Number of Securities Underlying Options (2) (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards (2)(5)
Name	Grant Type	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Wesley G. Bush	Incentive Plan		0	2,250,000	4,500,000
	RPSR	2/20/2013				0	100,411	150,617				5,600,000
	RSR	2/20/2013							36,342			2,400,026
James F. Palmer	Incentive Plan		0	850,000	1,700,000
	RSR	9/17/2013							20,253			1,999,984
	RPSR	2/20/2013				0	43,930	65,895				2,450,010
	RSR	2/20/2013							15,899			1,049,970
Gloria A. Flach	Incentive Plan		0	750,000	1,500,000
	RPSR	2/20/2013				0	43,930	65,895				2,450,010
	RSR	2/20/2013							15,899			1,049,970
Linda A. Mills	Incentive Plan		0	775,000	1,550,000
	RPSR	2/20/2013				0	43,930	65,895				2,450,010
	RSR	2/20/2013							15,899			1,049,970
Thomas E. Vice	Incentive Plan		0	750,000	1,500,000
	RPSR	2/20/2013				0	43,930	65,895				2,450,010
	RSR	2/20/2013							15,899			1,049,970

(1)
Amounts in these columns show the range of payouts that were possible under the Company's annual incentive plan. The actual bonuses are shown in the Summary Compensation Table column entitled "Non-Equity Incentive Plan Compensation."

(2)	The Company did not grant stock options in 2013.

(3)
These amounts relate to RPSRs granted in 2013 under the 2011 Plan. Each RPSR represents the right to receive a share of the Company's common stock upon vesting of the RPSR. The RPSRs are earned based on relative TSR over a three-year performance period commencing January 1, 2013 and ending December 31, 2015. The payout will occur in early 2016 and will range from 0% to 150% of the rights awarded. Earned RPSRs may be paid in shares, cash or a combination of shares and cash. An executive must remain employed through the performance period to earn an award, although pro-rata vesting results if employment terminates earlier due to early retirement, death or disability. The award will fully vest if the executive terminates due to normal retirement. See the Severance Program section for treatment of RPSRs in these situations and upon a change in control.

(4)
These amounts relate to RSRs granted in 2013 under the 2011 Plan. Each RSR represents the right to receive a share of the Company's common stock upon vesting of the RSR. An executive must remain employed through the vesting period to earn an award, although full vesting results from death, disability, qualifying termination or mandatory retirement. The award is prorated if the executive terminates due to early retirement. Mr. Palmer received a retention grant in September 2013 for which no vesting occurs upon termination due to early or mandatory retirement. Earned RSRs may be paid in shares, cash or a combination of shares and cash. See the Severance Program section for treatment of RSRs in these situations and upon a change in control.

(5)	For assumptions used in calculating the grant date fair value per share, see the discussion in Note 14 of the Company's 2013 Form 10-K, adjusted to exclude forfeitures.

44 I NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2014 PROXY STATEMENT

COMPENSATION TABLES | OUTSTANDING EQUITY AWARDS TABLE

Outstanding Equity Awards at 2013 Fiscal Year End

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned (#)	Grant Date	Option Exercise Price ($)	Options Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#) (2)	Market Value of Shares or Units of Stock that Have Not Vested ($) (3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights that Have Not Vested (#) (4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights that Have Not Vested ($) (3)
Wesley G. Bush	0	0	0	2/20/2013			36,342	4,165,157	100,411	11,508,105
	0	0	0	2/15/2012			40,235	4,611,333	102,546	11,752,797
	0	95,621	0	2/15/2011	63.22	2/15/2018	67,415	7,726,433	67,415	7,726,433
James F. Palmer	0	0	0	9/17/2013			20,253	2,321,196	0	0
	0	0	0	2/20/2013			15,899	1,822,184	43,930	5,034,817
	0	0	0	2/15/2012			17,603	2,017,480	44,864	5,141,863
	0	23,905	0	2/15/2011	63.22	2/15/2018	16,853	1,931,522	16,853	1,931,522
	0	141,533	0	2/16/2010	54.46	2/16/2017	45,938	5,264,954	0	0
Gloria A. Flach	0	0	0	2/20/2013			15,899	1,822,184	43,930	5,034,817
	0	0	0	7/19/2012			15,356	1,759,951	0	0
	0	0	0	2/15/2012			7,544	864,618	19,227	2,203,606
	22,948	11,476	0	2/15/2011	63.22	2/15/2018	8,089	927,080	8,089	927,080
	59,664	0	0	2/16/2010	54.46	2/16/2017	0	0	0	0
	7,148	0	0	2/17/2009	41.14	2/17/2016	0	0	0	0
Linda A. Mills	0	0	0	2/20/2013			15,899	1,822,184	43,930	5,034,817
	0	0	0	12/18/2012			7,298	836,424	0	0
	0	0	0	2/15/2012			17,603	2,017,480	44,864	5,141,863
	43,028	21,516	0	2/15/2011	63.22	2/15/2018	15,168	1,738,404	15,168	1,738,404
	134,204	0	0	2/16/2010	54.46	2/16/2017	0	0	0	0
	46,869	0	0	2/17/2009	41.14	2/17/2016	0	0	0	0
Thomas E. Vice	0	0	0	2/20/2013			15,899	1,822,184	43,930	5,034,817
	0	0	0	7/19/2012			7,678	879,976	0	0
	0	0	0	2/15/2012			12,070	1,383,343	30,764	3,525,862
	0	14,344	0	2/15/2011	63.22	2/15/2018	20,222	2,317,643	10,111	1,158,822

(1)
The Company did not grant stock options in 2013. Options awarded through 2007 vested at a rate of 25% per year on the grant's anniversary date over the first four years of the ten-year option term. Options awarded after 2007 vest at a rate of 33 1/3% per year on the grant's anniversary date over the first three years of the seven-year option term. In 2010, Mr. Palmer received a retention award of 283,066 options that vested 50% three years from date of grant and will vest 50% four years from date of grant. The options have a seven-year term.

(2)
Outstanding RSRs vest as follows: RSRs granted in 2011 will fully vest four years from date of grant. RSRs granted in 2012 and 2013 will fully vest three years from date of grant. Mr. Palmer's outstanding retention grants of 45,938 and 20,253 shares vest on February 16, 2014 and March 1, 2015, respectively.

(3)	The value listed is based on the closing price of the Company's stock of $114.61 on December 31, 2013, the last trading day of the year.

(4)
The 2013 RPSR award for each NEO vests based on performance for the three-year performance period ending on December 31, 2015. The 2012 RPSR award vests based on performance for the three-year performance period ending on December 31, 2014. The 2011 RPSR award vested based on performance for the three-year performance period ended on December 31, 2013. In each case, settlement of the award is subject to certification by the Compensation Committee.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2014 PROXY STATEMENT I 45

COMPENSATION DISCUSSION AND ANALYSIS | OPTION EXERCISES AND STOCK VESTED TABLE

2013 Option Exercises and Stock Vested

	Option Awards (1)		Stock Awards (1)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Wesley G. Bush	732,082	17,859,770	191,890	12,672,389
James F. Palmer	371,327	11,131,563	55,299	3,651,959
Gloria A. Flach	7,437	377,959	22,574	1,490,813
Linda A. Mills	93,836	3,252,571	50,750	3,351,556
Thomas E. Vice	42,568	2,228,019	38,321	2,530,706

(1)	Number of shares and amounts reflected in the table are reported on an aggregate basis and do not reflect shares that were sold or withheld to pay withholding taxes and/or the option exercise price.

46 I NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2014 PROXY STATEMENT

COMPENSATION TABLES | PENSION BENEFITS

2013 Pension Benefits
The following table provides information about the pension plans in which the NEOs participate, including the present value of each NEO's accumulated benefits as of December 31, 2013. Our policy generally limits an executive's total benefit under these plans to be no more than 60% of final average pay. Mr. Bush has voluntarily elected to limit his OSERP benefit to no more than 50% of final average pay.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit (1) ($)	Payments During Last Fiscal Year ($)
Wesley G. Bush	Pension Plan	11.00	496,780
	S&MS Pension Plan	15.67	489,320
	ERISA 2	11.00	9,113,444
	SRIP	15.67	8,385,558
	OSERP	26.67	8,219,793
James F. Palmer	Pension Plan	6.83	211,995
	ERISA 2	6.83	1,415,341
	CPC SERP	6.83	3,955,639
	SRRP	N/A	1,549,515	103,584
Gloria A. Flach	Pension Plan	32.39	840,740
	ERISA 2	10.50	786,283
	ESEPP	32.39	3,329,013
	OSERP	32.42	6,902,175
Linda A. Mills	S&MS Pension Plan	34.58	1,489,554
	SRIP	34.58	9,192,961
	CPC SERP	5.92	3,024,927
Thomas E. Vice	Pension Plan	27.17	1,330,683
	ERISA 2	27.17	6,603,798
	OSERP	27.00	148,883

(1)	Amounts are calculated using the following assumptions:

•	The NEO retires on the earliest date he/she could receive an unreduced benefit under each plan;

•	The form of payment is a single life annuity; and

•
The discount rate is 4.96% for the Pension Plan, 5.10% for the S&MS Pension Plan and 4.99% for all others; the mortality table is the RP-2000 projected 24 years without collar adjustment (the same assumptions used for the Company's financial statements).

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2014 PROXY STATEMENT I 47

COMPENSATION TABLES | PENSION BENEFITS

Pension Plans and Descriptions
Most of the plans were closed to new hires in 2008. In addition, effective as of December 31, 2014, the CPC SERP, OSERP and ESEPP will be frozen. The NEOs will instead participate in a deferred compensation plan, called the Officers Retirement Account Contribution Plan, along with other Company officers.
The pension plans in which NEOs participate are listed below in alphabetical order.

•	CPC SERP is the CPC Supplemental Executive Retirement Program. This plan provides a supplemental pension benefit for certain CPC members.

•	ERISA 2 is the ERISA Supplemental Program 2. This plan makes participants whole for benefits they lose under the Pension Plan due to certain Internal Revenue Code limits.

•	ESEPP is the Northrop Grumman Electronic Systems Executive Pension Plan. This plan provides a supplemental pension benefit for certain ES Sector executives.

•	OSERP is the Officers Supplemental Executive Retirement Program. This plan provides a supplemental pension benefit for certain Company officers.

•	Pension Plan is the Northrop Grumman Pension Plan. This is a tax qualified pension plan covering a broad base of Company employees.

•	S&MS Pension Plan is the Northrop Grumman Space & Mission Systems Salaried Pension Plan (former TRW plan). This is a tax qualified pension plan covering a broad base of Company employees.

•
SRIP is the Northrop Grumman Supplementary Retirement Income Plan (former TRW plan). This plan makes participants whole for benefits they lose under the S&MS Pension Plan due to certain Internal Revenue Code limits.

•	SRRP is the Supplemental Retirement Replacement Plan. This frozen plan replaced benefits Mr. Palmer forfeited as a result of his commencing employment with the Company.

Pension Plan and S&MS Pension Plan (Tax Qualified Plans)
Due to acquisitions, the Company acquired various pension plans with different types of pension formulas. These are described in detail in the Heritage Formula table that follows. Prior to 2005, the Company transitioned the various Heritage Formulas in these plans to a single formula: a Cash Balance formula. The pension under the Cash Balance formula is a percentage of pay credited to a hypothetical account which grows with interest. At retirement, the Cash Balance Account is converted to a monthly pension benefit (further information is included in the Cash Balance Formula section below). Except as provided below, the final benefit from each plan is the sum of the two formulas: the Heritage Formula benefit plus the Cash Balance Formula benefit.
The following explains the formulas applicable to each NEO:

•	Mr. Bush and Mr. Vice receive a benefit under a Heritage Formula and a Cash Balance Formula in the Northrop Grumman Retirement Plan, a subplan of the Pension Plan (NGR Subplan).

•
Mr. Bush also receives a frozen benefit under a Heritage Formula in the S&MS Pension Plan due to his TRW-related service. He ceased to be eligible for future service growth under this plan and SRIP when he began participating in the NGR Subplan.

•	Due to his date of hire, Mr. Palmer does not receive a benefit under a Heritage Formula; he only receives a benefit under a Cash Balance Formula in the Pension Plan.

•	Ms. Flach receives a benefit under a Heritage Formula and a Cash Balance formula in the Northrop Grumman Electronic Systems Pension Plan, a subplan of the Pension Plan (ES Subplan).

•	Ms. Mills receives a benefit under a Heritage Formula and a Cash Balance formula in the S&MS Pension Plan.

48 I NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2014 PROXY STATEMENT

COMPENSATION TABLES | PENSION BENEFITS

Heritage Formulas
The following table summarizes the key features of the Heritage Formulas applicable to the eligible NEOs.

Feature	NGR Subplan	ES Subplan	S&MS Pension Plan
Benefit Formula	Final Average Pay x 1.6667% times Pre-July 1, 2003 service	Eligible Pay since 1995 x 2% plus the prior Westinghouse Pension Plan benefit	(Final Average Pay x 1.5% minus Covered Compensation x 0.4%) times Pre- January 1, 2005 service
Final Average Pay	Average of highest 3 years of Eligible Pay	Not applicable	Average of the highest 5 consecutive years of Eligible Pay; Covered Compensation is specified by the IRS
Eligible Pay (limited by Internal Revenue Code section 401(a)(17))	Salary plus bonus	Salary plus bonus (50% of bonus through 2001)	Salary plus bonus
Normal Retirement	Age 65	Age 65	Age 65
Early Retirement	Age 55 with 10 years of service	Age 58 with 30 years of service or age 60 with 10 years of service	Age 55 with 10 years of service
Early Retirement Reduction (for retirements occurring between Early Retirement and Normal Retirement)	Benefits are reduced for commencement prior to the earlier of age 65 and 85 points (age + service)	Benefits are reduced for commencement prior to age 60	Benefits are reduced for commencement prior to age 60

Cash Balance Formula
The Cash Balance Formula is a hypothetical account balance consisting of pay credits plus interest. It has the following features:

•	Pay credits are a percentage of pay that vary based on an employee's "points" (age plus service). The range of percentages applicable to the NEOs on December 31, 2013 was 6.5% – 9%.

•	Interest is credited at the 30-year U.S. Treasury bond rate. The December 31, 2013 interest credit rate was 3.76%.

•	Eligible pay is salary plus bonus, as limited by Internal Revenue Code section 401(a)(17).

•	Eligibility for early retirement occurs at age 55 with 10 years of service. Benefits may be reduced if commenced prior to Normal Retirement Age (65).

ERISA 2, SRIP and SRRP (Nonqualified Restoration Plans)
ERISA 2 and SRIP are nonqualified plans that restore benefits provided for under the Pension Plan and S&MS Pension Plan, respectively, but for the limits on eligible pay imposed by Internal Revenue Code section 401(a)(17) and the overall benefit limitation of Internal Revenue Code section 415. Benefits and features in these restoration plans otherwise are generally the same as described above for the underlying tax qualified plan.
SRRP entitles Mr. Palmer to an annuity equal to the amount that would have been paid to him under his former employer's supplemental retirement plan but for his employment with the Company.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2014 PROXY STATEMENT I 49

COMPENSATION TABLES | PENSION BENEFITS

CPC SERP, OSERP and ESEPP (Nonqualified Supplemental Executive Retirement Plans)
These plans provide pension benefits that supplement the tax qualified pension plans. They were closed to new hires several years ago. In addition, the service and pay-related features of these plans will be frozen as of December 31, 2014.
The following chart highlights the key features of these plans applicable to eligible NEOs.

Feature	CPC SERP	OSERP	ESEPP
Benefit Formula
Greater of CPC Formula and OSERP Formula

CPC Formula is:
Final Average Pay times 3.3334% for each year that the NEO has served on the CPC up to 10 years, 1.5% for each subsequent year up to 20 years and 1% for each additional year over 20
		Final Average Pay times 2% for each year of service up to 10 years, 1.5% for each subsequent year up to 20 years, and 1% for each additional year over 20 and less than 45	Final Average Pay times 1.47% for each year that the NEO made maximum contributions to the ES Subplan
Final Average Pay	Average of highest 3 years of Eligible Pay	Average of highest 3 years of Eligible Pay	Average of highest 5 years of Eligible Pay
Eligible Pay	Salary and bonus (including amounts above Internal Revenue Code limits and amounts deferred)	Salary and bonus (including amounts above Internal Revenue Code limits and amounts deferred)	Salary and bonus averaged separately (including amounts above Internal Revenue Code limits and amounts deferred)
Normal Retirement	Age 65	Age 65	Age 65
Early Retirement	Age 55 with 10 years of service	Age 55 with 10 years of service	Age 58 with 30 years of service or Age 60 with 10 years of service
Early Retirement Reduction	Benefits are reduced for commencement prior to the earlier of age 65 or 85 points (age + service)	Benefits are reduced for commencement prior to the earlier of age 65 or 85 points (age + service)	Benefits are reduced for commencement prior to age 60
Reductions From Other Plans	Reduced by any other Company pension benefits accrued during period of CPC service	Reduced by any other Company pension benefits	Reduced by ES Subplan and ERISA 2 benefits

Information on Executives Eligible to Retire
The following NEOs were eligible to retire as of December 31, 2013 under the below specified plans:

•	If Mr. Palmer had retired on December 31, 2013, he would have been eligible to receive estimated annual CPC SERP and ERISA 2 benefits totaling $437,016.

•	If Ms. Flach had retired on December 31, 2013, she would have been eligible to receive estimated annual Pension Plan (ES Subplan) benefits totaling $31,322.

•	If Ms. Mills had retired on December 31, 2013, she would have been eligible to receive estimated annual S&MS Pension Plan, SRIP and CPC SERP benefits totaling $1,073,590.

50 I NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2014 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS | NONQUALIFIED DEFERRED COMPENSATION

2013 Nonqualified Deferred Compensation

Name	Plan Name	Executive Contributions in Last FY (1) ($)	Registrant Contributions in Last FY (2) ($)	Aggregate Earnings in Last FY (3) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE (4) ($)
Wesley G. Bush	Deferred Compensation	0	0	524,767	0	2,290,190
	Savings Excess	429,002	214,501	906,566	0	5,684,568
James F. Palmer	Deferred Compensation	0	0	188,640	0	850,811
	Savings Excess	215,502	86,548	803,563	0	3,476,323
Gloria A. Flach	Deferred Compensation	0	0	116,773	0	879,100
	Savings Excess	262,692	53,288	28,173	0	567,791
Linda A. Mills	Deferred Compensation	0	0	220,504	0	1,365,006
	Savings Excess	388,002	79,945	537,234	0	3,606,154
Thomas E. Vice	Deferred Compensation	0	0	0	0	0
	Savings Excess	524,058	64,200	301,630	0	1,815,552

(1)	NEO contributions in this column are also included in the 2013 Summary Compensation Table, under the columns entitled "Salary" and "Non-Equity Incentive Plan Compensation."

(2)	Company contributions in this column are included in the 2013 Summary Compensation Table, under the column entitled "All Other Compensation."

(3)	Aggregate earnings in the last fiscal year are not included in the 2013 Summary Compensation Table, because they are not above market or preferential.

(4)
NEO and Company contributions in this column may include balances for merged plans. Employee contributions by Messrs. Bush and Palmer and Ms. Mills for the years ended December 31, 2013, 2012 and 2011, collectively, previously reported as compensation in the Summary Compensation tables, were as follows:

•	Mr. Bush's Savings Excess Plan (SEP) account includes $1,192,312 in employee contributions for those years.

•	Mr. Palmer's SEP account includes $720,562 in employee contributions for those years.

•	Ms. Mills' SEP account includes $1,401,840 in employee contributions for those years.
Employee contributions by Ms. Flach and Mr. Vice for the year ended December 31, 2013 are presented in the table above. Because Ms. Flach and Mr. Vice were not NEOs for the years ended December 31, 2012 and 2011, employee contribution data for those years is not presented.

Deferred Compensation Plans and Descriptions
The deferred compensation plans in which the NEOs participate are listed below in alphabetical order:

•
Deferred Compensation is the Northrop Grumman Deferred Compensation Plan. This plan was closed to future contributions at the end of 2010. Before 2011, eligible executives were allowed to defer a portion of their salary and bonus. No Company contributions were made to the plan.

•
Savings Excess or SEP is the Northrop Grumman Savings Excess Plan. This plan allows the NEOs and other eligible employees to defer up to 75% of their salary and bonus beyond the compensation limits of the tax qualified plans and receive a Company matching contribution of up to 4%. The lifetime maximum amount of combined NEO and Company contributions under this plan (excluding contributions made in other plans which were subsequently merged into this plan) is limited to $5,000,000 per NEO, subject to certain exclusions such as earnings.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2014 PROXY STATEMENT I 51

COMPENSATION DISCUSSION AND ANALYSIS | SEVERANCE PROGRAM

Terms of Equity Awards
The terms of equity awards granted to the NEOs under the 2001 Plan and the 2011 Plan provide for accelerated vesting if an NEO's employment terminates for certain reasons.
For stock options, accelerated vesting of the next installment of each award results from a termination due to death, disability or early retirement (after age 55 with 10 years of service). Stock options fully vest for normal retirement at age 65 (with 10 years of service). Vesting treatment under mandatory retirement at age 65 depends on years of service and when the grant was made. An extended exercise period is also provided for options under these circumstances.
For RPSRs, accelerated vesting of a pro-rated portion of each award results from a termination due to death, disability, or retirement (after age 55 with 10 years of service or mandatory retirement at age 65). Starting with the 2013 grant, full vesting occurs for a termination due to normal retirement at age 65 (with 10 years of service) or upon mandatory retirement at age 65.
For RSRs, full vesting occurs for a termination due to death or disability or mandatory retirement at age 65, and prorated vesting for early retirement (age 55 with 10 years of service). For certain retention grants of RSRs, no vesting occurs upon termination due to early or mandatory retirement. Such retention grants were awarded to Mr. Palmer in 2010 and 2013, Ms. Flach in 2012, and Mr. Vice in 2011 and 2012.

Possible Accelerated Equity Vesting Due to Change in Control
The terms of equity awards to the NEOs under the 2001 Plan and the 2011 Plan provide for possible accelerated vesting of stock options, RSRs, and RPSRs when the Company is involved in certain types of change in control events, which are more fully described in such plans (e.g., certain business combinations after which the Company is not the surviving entity and the surviving entity does not assume the awards). Possible acceleration would occur with respect to options, RSRs and RPSRs in certain change in control events that result in a termination of the NEO (other than for cause) within the specified period (double trigger). The acceleration of awards require this double trigger, unless an acquiring company fails to assume the awards. In February 2013, the award terms were amended to provide that acceleration will not occur to the extent that it would result in an excise tax that decreases the after-tax value of the awards to an NEO.
In cases where acceleration occurs under these limited change in control provisions, vested stock options that are not exercised prior to one of these changes in control may be settled in cash and terminated. Payments for RPSRs and RSRs made upon one of these change in control events will be in full.
For purposes of estimating the payments due under RPSRs below, Company performance is assumed to be at target levels through the close of each three-year performance period.
The table below provides the estimated value of accelerated equity vesting and/or payments if such a change in control had occurred on December 31, 2013. The value of the accelerated vesting was computed using only the closing market price of the Company's common stock on December 31, 2013 ($114.61), with no consideration of an earnout percentage as previously described. The value for unvested RSRs and RPSRs is computed by multiplying $114.61 by the number of unvested shares that would vest. The value of unvested stock options equals the difference between the exercise price of each option and $114.61.

	Stock Options	RSRs	RPSRs
Name	Acceleration of Vesting ($)	Acceleration of Vesting ($)	Acceleration of Vesting ($)	Total ($)
Wesley G. Bush (1)	4,913,963	16,502,923	19,343,303	40,760,189
James F. Palmer (2)	9,741,688	13,357,337	10,176,680	33,275,705
Gloria A. Flach	589,752	5,373,834	7,238,424	13,202,010
Linda A. Mills	1,105,707	6,414,492	10,176,680	17,696,879
Thomas E. Vice	737,138	6,403,146	8,560,679	15,700,963

(1)
On May 15, 2013, at the request of Mr. Bush the Board approved certain amendments to the terms of Mr. Bush's RPSR agreements. The terms applicable to the 2011 and 2012 RPSR grants were amended to provide that accelerated payments resulting from certain change in control events would be made only on a pro-rata basis. The amount reflected in the table reflects the value of the pro-rata payments.

(2)
Under the terms of his offer letter, Mr. Palmer would also receive a lump-sum payment of approximately $1,544,200 for the present value of his monthly benefit under the Supplemental Retirement Replacement Plan.

52 I NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2014 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS | SEVERANCE PROGRAM

Termination Payments and Benefits
The following table provides estimated payments and benefits that the Company would provide each NEO if his or her employment terminated on December 31, 2013 for specified reasons, assuming that the price per share of the Company's common stock is $114.61, the closing market price as of that date. These payments and benefits are payable based on:

•	the Severance Plan;

•	the 2001 Plan, the 2011 Plan and the terms and conditions of equity awards made pursuant to such plans; and

•	the SORMP.
Due to the many factors that affect the nature and amount of any benefits provided upon the termination events discussed above, any actual amounts paid or distributed to NEOs may be different from the values shown in the table. Factors that may affect these amounts include timing during the year of the occurrence of the event, our stock price and the NEO's age. The amounts described below are in addition to an NEO's benefits described in the Pension Benefits and Nonqualified Deferred Compensation Tables, as well as benefits generally available to our employees such as distributions under our savings plan, disability or life insurance benefits and accrued vacation.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2014 PROXY STATEMENT I 53

COMPENSATION DISCUSSION AND ANALYSIS | SEVERANCE PROGRAM

Termination Payment Table
Potential Termination Payments

Name	Executive Benefits	Voluntary Termination ($)	Involuntary Termination Not For Cause (4) ($)	Post-CIC Involuntary or Good Reason Termination (5)($)	Death or Disability (6) ($)
Wesley G. Bush	Cash Severance	0	0	0	0
	Long-term Incentives (2)	0	26,220,191	40,760,189	33,088,081
	Benefits and Perquisites
	Retiree Medical and Life Insurance (6)	936,378	936,378	936,378	936,378
	Medical/Dental Continuation	0	0	0	0
James F. Palmer	Cash Severance (1)	0	2,550,000	0	0
	Long-term Incentives (2)	0	0	33,275,705	28,205,130
	Benefits and Perquisites
	Retiree Medical and Life Insurance (6)	551,044	551,044	551,044	551,044
	Medical/Dental Continuation	0	30,570	0	0
	Financial Planning/Income Tax	0	15,000	0	0
	Outplacement Services	0	127,500	0	0
Gloria A. Flach	Cash Severance (1)	0	2,250,000	0	0
	Long-term Incentives (2)	0	5,467,782	13,202,010	9,110,891
	Benefits and Perquisites
	Retiree Medical and Life Insurance	0	0	0	0
	Medical/Dental Continuation	0	14,221	0	0
	Financial Planning/Income Tax	0	15,000	0	0
	Outplacement Services	0	112,500	0	0
Linda A. Mills	Cash Severance (1)	0	2,325,000	0	0
	Long-term Incentives (2)(3)	9,535,731	9,535,731	17,696,879	12,626,304
	Benefits and Perquisites
	Retiree Medical and Life Insurance	0	0	0	0
	Medical/Dental Continuation	0	30,570	0	0
	Financial Planning/Income Tax	0	15,000	0	0
	Outplacement Services	0	116,250	0	0
Thomas E. Vice	Cash Severance (1)	0	2,250,000	0	0
	Long-term Incentives (2)	0	6,987,509	15,700,963	11,169,055
	Benefits and Perquisites
	Retiree Medical and Life Insurance	0	0	0	0
	Medical/Dental Continuation	0	42,175	0	0
	Financial Planning/Income Tax	0	15,000	0	0
	Outplacement Services	0	112,500	0	0

(1)	Cash Severance equals one and a half times the sum of the annual base salary and the target annual bonus, as of the effective date of termination.

(2)	Long-term Incentives include grants of RPSRs, stock options and RSRs.

(3)	Results in a benefit under Voluntary Termination only if eligible for retirement treatment under the terms and conditions of the grants (age 55 with 10 years of service).

(4)
Similar treatment provided for certain "good reason" terminations, as described in "Key Components of Our Programs - Severance Benefits"; however, there would be no termination payment in the event of an involuntary termination for cause.

(5)	The amounts assume full acceleration, which, as discussed above, may not occur to the extent that it would result in an excise tax that decreases the after-tax value of the awards to an NEO.

(6)
Retiree medical values for Mr. Bush and Mr. Palmer reflect cost associated with disability. If termination results from death, the retiree medical insurance expense would be less than the disability amount indicated. See "Key Components of Our Programs - Retiree Medical Arrangement" for details of the plan.

54 I NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2014 PROXY STATEMENT

PROPOSAL THREE: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

The Audit Committee proposes and recommends that the shareholders ratify the Audit Committee's appointment of Deloitte & Touche LLP (Deloitte) as our independent auditor for 2014. Deloitte served as our independent auditor for 2013. Although ratification is not required by our Bylaws or otherwise, the Audit Committee is submitting the selection of Deloitte to shareholders as a matter of good corporate governance. If the shareholders fail to ratify the appointment of Deloitte, the Audit Committee will consider this in its selection of auditors for the following year. A representative from Deloitte will attend the Annual Meeting and will have the opportunity to make a statement and respond to appropriate questions.

Audit Fees and All Other Fees
The following table summarizes aggregate fees billed for the years ended December 31, 2013 and 2012 by Deloitte, the member firms of Deloitte Touche Tohmatsu and their respective affiliates:

	2013	2012
Audit Fees (a)	$13,362,000	$13,345,000
Audit-Related Fees (b)	760,000	770,000
Tax-Related Fees (c)	838,000	730,000
All Other Fees	—	—
Total Fees	$14,960,000	$14,845,000

(a)
Audit fees for 2013 and 2012 each reflect fees of $11,900,000 for the consolidated financial statement audits and include the audit of internal controls pursuant to Section 404 of the Sarbanes-Oxley Act of 2002. Audit fees for 2013 and 2012 also include $1,381,000 and $1,445,000, respectively, for foreign statutory audits. Fees for foreign statutory audits are reported in the year in which the audits are performed. For example, foreign statutory audit fees reported in 2013 relate to audits of the Company's foreign entities for the fiscal year ended 2012. The remaining 2013 audit fees primarily relate to audit services associated with the Company's Form 8-K filing in connection with its debt issuance in May 2013.

(b)
Audit-related fees reflect fees for services that are reasonably related to the performance of the audit or review of the Company's financial statements, including fees related to independent assessment of controls concerning outsourcing activities of $760,000 and $770,000 for 2013 and 2012, respectively. Audit-related fees exclude fees that totaled $1,421,000 and $1,346,000 for 2013 and 2012, respectively, related to benefit plan audits which are paid for by the plans.

(c)
Tax-related fees during 2013 and 2012 reflect fees of $838,000 and $730,000, respectively, for services concerning foreign income tax compliance, foreign Value Added Tax compliance and other tax matters.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services
It is the Audit Committee's policy to pre-approve all audit and permitted non-audit services provided by our independent auditor in order to provide reasonable assurance that the provision of these services does not impair the auditor's independence. These services may include audit services, audit-related services, tax-related services and other services. Pre-approval may be given at any time. The Audit Committee has delegated pre-approval authority for any individual project up to a pre-determined amount to the Chairperson of the Audit Committee.
The decisions of the Chairperson to pre-approve a permitted service are reported to the Audit Committee at its next meeting. The independent auditor is required to periodically report to the full Audit Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval policy, as well as the fees for the services performed to date.
The Audit Committee approved all audit and non-audit services provided by Deloitte, the member firms of Deloitte Touche Tohmatsu and their respective affiliates during 2013 and 2012, in each case before being engaged to provide those services.
Vote Required
Approval of this proposal requires that the votes cast "for" the proposal must exceed the votes cast "against" the proposal. Abstentions and broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL THREE.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2014 PROXY STATEMENT I 55

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors is responsible for assisting the Board of Directors in fulfilling its oversight responsibilities over the Company's accounting, auditing and financial reporting processes and risk management process, and for monitoring compliance with certain regulatory and compliance matters. The Audit Committee's written charter describes the Audit Committee's responsibilities and has been approved by the Board of Directors.
Management is responsible for preparing the Company's financial statements and for the financial reporting process, including evaluating the effectiveness of the Company's disclosure controls and procedures and internal control over financial reporting.
Deloitte & Touche LLP (Deloitte), the Company's independent auditor, is responsible for performing an independent audit of the Company's consolidated financial statements and expressing an opinion on the conformity of the financial statements with accounting principles generally accepted in the United States of America, and on the effectiveness of the Company's internal control over financial reporting.
In connection with the preparation of the Company's financial statements as of and for the year ended December 31, 2013, the Audit Committee reviewed and discussed the audited financial statements with the Company's Chief Executive Officer, Chief Financial Officer and Deloitte. The Audit Committee also discussed with Deloitte the communications required under applicable professional auditing standards and regulations and, with and without management present, discussed and reviewed the results of Deloitte's examination of the financial statements. Additionally, the Audit Committee discussed with the Company's internal auditors the results of their audits completed during 2013.
The Audit Committee received the written disclosures and the letter from Deloitte required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor's communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with Deloitte that firm's independence from the Company.
Based on the Audit Committee's review and discussions described in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements for 2013 be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2013 for filing with the SEC. The Audit Committee also reappointed Deloitte to serve as the Company's independent auditors for 2014, and requested that this appointment be submitted to shareholders for ratification at the Annual Meeting.
AUDIT COMMITTEE

VICTOR H. FAZIO
STEPHEN E. FRANK
WILLIAM H. HERNANDEZ
MADELEINE A. KLEINER
AULANA L. PETERS
GARY ROUGHEAD
THOMAS M. SCHOEWE

56 I NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2014 PROXY STATEMENT

PROPOSAL FOUR: SHAREHOLDER PROPOSAL

Mr. John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, California 90278, a beneficial owner of 100 shares of common stock of the Company, the proponent of a shareholder proposal, has stated that the proponent intends to present a proposal at the Annual Meeting. The proposal and supporting statement, for which the Board of Directors accepts no responsibility, is set forth below. The Board of Directors opposes the proposal for the reasons stated after this proposal.

Proposal Four: Shareholder Proposal Regarding Independent Board Chairman
Proposal 4 - Independent Board Chairman
RESOLVED: Shareholders request that our Board of Directors to adopt a policy, and amend other governing documents as necessary to reflect this policy, to require the Chair of our Board of Directors to be an independent member of our Board. This independence requirement shall apply prospectively so as not to violate any contractual obligation at the time this resolution is adopted. Compliance with this policy is waived if no independent director is available and willing to serve as Chair. The policy should also specify how to select a new independent chairman if a current chairman ceases to be independent between annual shareholder meetings.
When our CEO is our board chairman, this arrangement can hinder our board’s ability to monitor our CEO’s performance. Many companies already have an independent Chairman. An independent Chairman is the prevailing practice in the United Kingdom and many international markets. This proposal topic won 50%-plus support at 5 major U.S. companies in 2013 including 73%-support at Netflix.
This topic is particularly important for Northrop Grumman because of the excessive pay of $37 million for our Chairman/CEO Wesley Bush. Plus we had a former CEO as our Lead Director - Donald Felsinger, previously the CEO/Chairman of Sempra. Additionally we had a weak board. GMI Ratings, an independent investment research firm, rated our board D. Director Aulana Peters had 21-years long-tenure (independence concern) and this was compounded by her service on our audit committee and the fact that she received our highest negative votes. Stephen Frank was also on our audit committee and received our 2nd highest negative votes.
Directors who were negatively flagged for their service on the boards of companies when they declared bankruptcy included: Karl Krapek at Visteon Corporation and Stephen Frank at Washington Mutual. The following directors were each on the boards of 3 or 4 total companies (over-commitment concern): Richard Myers, Aulana Peters, Bruce Gordon and William Hernandez.
This proposal should also be more favorably evaluated due to our Company’s clearly improvable environmental, social and corporate governance performance as reported in 2013:
Northrop lacked confidential shareholder voting and our CEO could receive long-term incentive pay for below-median job performance. Northrop was not a signatory of the UN Global Compact to maintain more effective sustainability practices. Northrop had not yet implemented OSHAS 18001 as its occupational health and safety management system, nor did it disclose its workplace safety record in its annual report.
Northrop was flagged by GMI for its limited efforts in the identification and use of alternative energy sources. Northrop had been flagged for its failure to establish specific environmental impact reduction targets, a critical practice for any company operating in a high environmental impact industry that is committed to its own long-term sustainability.
Returning to the core topic of this proposal from the context of our clearly improvable corporate governance, please vote to protect shareholder value:
Independent Board Chairman - Proposal 4

Board of Directors' Statement in Opposition to Proposal Four
The Company’s shareholders have considered, and declined to provide majority support to, similar independent board chairman proposals at each of the prior two annual meetings, with approximately 29% of shareholders voting in favor of such proposal at the 2013 Annual Meeting.
The Board of Directors continues to oppose this proposal because it deprives the Board of important flexibility to determine the most effective leadership structure to serve the interests of the Company and its shareholders. The Board of Directors believes the Company and its shareholders are best served when it retains this flexibility.
Under our Principles of Corporate Governance, the Board has the authority to determine whether the positions of Chair and Chief Executive Officer should be held by the same or different persons. The Board has the flexibility to consider what is best for the

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2014 PROXY STATEMENT I 57

PROPOSAL FOUR: SHAREHOLDER PROPOSAL

Company and its shareholders, in light of all facts and circumstances known to the Board. In today’s environment, having considered the experience of the management team, the challenges facing the Company, and the evolving environment in which we operate, the Board has concluded that having the CEO also serve as Chair best positions the Company to be innovative, compete successfully and advance shareholder interests. The Board believes it is important, especially in our changing and challenging environment, to retain the flexibility to determine which structure is most effective.
The Board also does not believe the proposed change is necessary to ensure that the Board effectively monitors the performance of the CEO, contrary to what the proponent suggests. Today, twelve of the Company’s thirteen directors are independent, and the Board regularly holds scheduled sessions of the independent directors at each Board meeting. The Chairs and all members of the Compensation, Governance and Audit Committees are independent directors. The independent directors have ample opportunity to, and regularly do, assess the performance of the CEO and provide meaningful direction.
When the Chair is not independent, the Company’s bylaws specifically provide that the independent directors of the Board may designate a Lead Independent Director from among them. The Board has repeatedly exercised that authority and Donald E. Felsinger currently serves as our Lead Independent Director.
Our Principles of Corporate Governance prescribe the role of our Lead Independent Director. Among other duties, the Principles of Corporate Governance specify that the Lead Independent Director shall:

•	preside at all meetings of the Board at which the Chair is not present, including executive sessions of the independent directors, serve as liaison between the Chair and the independent directors;

•	approve meeting agendas and information sent to the Board and advise the Chair on these matters;

•	approve the schedule of Board meetings to assure that there is sufficient time for discussion of all agenda items and advise the Chair on these matters;

•	call meetings of the independent directors;

•	interview, along with the Chair of the Board and the Chair of the Governance Committee, Board candidates and make recommendations to the Committee and the Board; and

•
if requested by major shareholders, ensure that he or she is available for consultation and direct communication. Any shareholder can communicate with the Lead Independent Director (or any of the directors) as described on page 15 of this Proxy Statement and on the Company’s website.

The designation of a Lead Independent Director by the independent directors of the Board demonstrates the Board’s continuing commitment to strong corporate governance, Board independence and the important role of Lead Independent Director.
In the supporting statement for the Proposal, the proponent offers a series of assertions that are largely incorrect and/or inapplicable. For example, the proponent claims that our CEO’s compensation is $37M. As disclosed in this proxy statement for the Company’s 2014 Annual Meeting of Shareholders, Mr. Bush’s total compensation for 2013, calculated in accordance with the Security and Exchange Commission’s regulations and reflected in the Company’s Summary Compensation Table, was $18,656,412; For 2012, it was $24,459,344. We strongly dispute various other of the proponents assertions. Correct facts regarding compensation for and the record of our leadership, as well as the Company’s successful commitment to robust governance and the environment, are set forth in detail earlier in this proxy and in the Company’s annual Corporate Responsibility Report.
The Board believes that the Company’s balanced and flexible corporate governance structure, including a Lead Independent Director with comprehensive and meaningful duties, makes it unnecessary and ill advised to have an absolute requirement that the Chair be an independent director. The Board believes that adopting such a rule would only limit the Board’s ability to select the director it believes best suited to serve as Chair of the Board, and is not in the best interests of the Company and its shareholders.

Vote required
Approval of this proposal requires that the votes cast "for" the proposal must exceed the votes cast "against" the proposal. Abstentions and broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "AGAINST" THIS PROPOSAL.

58 I NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2014 PROXY STATEMENT

MISCELLANEOUS

Voting on Other Matters
We are not aware of any other business to be transacted at the Annual Meeting. Our Bylaws outline procedures, including minimum notice provisions, for shareholder nominations of directors and submission of other shareholder business to be transacted at the Annual Meeting. A copy of the pertinent Bylaw provisions is available on request to the Corporate Secretary, Northrop Grumman Corporation, 2980 Fairview Park Drive, Falls Church, Virginia 22042. Our Bylaws are also available in the Investor Relations section of our website at www.northropgrumman.com. If any other business properly comes before the Annual Meeting, the shares represented by proxies will be voted in accordance with the judgment of the persons authorized to vote them.

Shareholder Proposals for 2015 Annual Meeting
Any shareholder who intends to present a proposal at the 2015 Annual Meeting must deliver the proposal to the Corporate Secretary at Northrop Grumman Corporation, 2980 Fairview Park Drive, Falls Church, Virginia 22042:

•	not later than December 5, 2014, if the proposal is submitted for inclusion in the Company's proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934.

•
not earlier than December 5, 2014 and not later than January 4, 2015, if the proposal is submitted pursuant to the Bylaws, but not pursuant to Rule 14a-8, in which case we are not required to include the proposal in our proxy materials.

Any shareholder who wishes to introduce a proposal should review our Bylaws and applicable proxy rules of the SEC.

Shareholder Nominations for Director Election at 2015 Annual Meeting
Any shareholder who intends to nominate a person for election as a director at the 2015 Annual Meeting must deliver a notice of such nomination (along with certain other information required by our Bylaws) to the Corporate Secretary at Northrop Grumman Corporation, 2980 Fairview Park Drive, Falls Church, Virginia 22042, not earlier than December 5, 2014 and not later than January 4, 2015.

Householding Information
Some banks, brokers and other nominee record holders may be participating in the practice of "householding." This means that only one copy of the Notice of Internet Availability of Proxy Materials may have been sent to multiple shareholders in a household. We will promptly deliver a separate copy to a shareholder upon written or oral request to the Corporate Secretary at the following address: Northrop Grumman Corporation, 2980 Fairview Park Drive, Falls Church, Virginia 22042 (703) 280-2900. To receive separate copies of the notice in the future, or if a shareholder is receiving multiple copies and would like to receive only one copy for the household, the shareholder should contact his or her bank, broker or other nominee record holder, or may contact the Corporate Secretary at the above address.

Cost of Soliciting Proxies
We will pay all costs of soliciting proxies. We have made arrangements with brokerage houses and other custodians, nominees and fiduciaries to make proxy materials available to beneficial owners. We will, upon request, reimburse them for reasonable expenses incurred. We have retained D.F. King & Co, Inc. of New York at an estimated fee of $17,500, plus reasonable disbursements to solicit proxies on our behalf. Our officers, directors and regular employees may solicit proxies personally, by means of materials prepared for shareholders and employee-shareholders or by telephone or other methods to the extent deemed appropriate by the Board of Directors.
No additional compensation will be paid to such individuals for this activity. The extent to which this solicitation will be necessary will depend upon how promptly proxies are received. We therefore urge shareholders to give voting instructions without delay.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2014 PROXY STATEMENT I 59

MISCELLANEOUS

Available Information
You may obtain a copy of the following corporate governance materials on the Investor Relations section of our website (www.northropgrumman.com) under Corporate Governance:

•	Principles of Corporate Governance;

•	Standards of Business Conduct;

•	Policy and Procedure Regarding Company Transactions with Related Persons; and

•	Board Committee Charters.
Copies of these documents are also available without charge to any shareholder upon written request to the Corporate Secretary, Northrop Grumman Corporation, 2980 Fairview Park Drive, Falls Church, Virginia 22042.
We disclose amendments to provisions of our Standards of Business Conduct by posting amendments on our website. Waivers of the provisions of our Standards of Business Conduct that apply to our directors or our Corporate Vice Presidents who are members of the Corporate Policy Council and our Chief Accounting Officer (these officers are designated as Section 16 officers under the Securities Exchange Act of 1934 (executive officers)) are disclosed in a Current Report on Form 8-K.

Use of Non-GAAP Financial Measures
This Proxy Statement contains non-GAAP financial measures, as defined by SEC Regulation G. While we believe that these non-GAAP financial measures may be useful in evaluating our financial information, they should be considered as supplemental in nature and not as a substitute for financial information prepared in accordance with GAAP. Definitions for the non-GAAP measures contained in this Proxy Statement and reconciliations are provided below. Other companies may define these measures differently or may utilize different non-GAAP measures.
Cash provided by operating activities before discretionary pension contributions: Cash provided by operating activities before the after-tax impact of discretionary pension contributions. Cash provided by operating activities before discretionary pension contributions has been provided for consistency and comparability of 2013 and 2012 financial performance and is reconciled below.
Free cash flow: Cash provided by operating activities less capital expenditures (including outsourcing contract & related software costs). We use free cash flow as a key factor in our planning for, and consideration of, strategic acquisitions, stock repurchases and the payment of dividends. This measure should not be considered in isolation, as a measure of residual cash flow available for discretionary purposes, or as an alternative to operating results presented in accordance with GAAP. Free cash flow from continuing operations is reconciled below.
Free cash flow provided by operating activities before discretionary pension contributions: Free cash flow provided by operating activities before the after-tax impact of discretionary pension contributions. We use free cash flow provided by operating activities before discretionary pension contributions as a key factor in our planning for, and consideration of, strategic acquisitions, stock repurchases and the payment of dividends. This measure should not be considered in isolation, as a measure of residual cash flow available for discretionary purposes, or as an alternative to operating results presented in accordance with GAAP. Free cash flow provided by operating activities before discretionary pension contributions is reconciled below.
Net FAS/CAS pension adjustment: Pension expense determined in accordance with GAAP less pension expense allocated to the operating segments under U.S. Government Cost Accounting Standards (CAS). Net FAS/CAS pension adjustment is presented below.
After-tax net pension adjustment per share: The per share impact of the net FAS/CAS pension adjustment as defined above, after tax at the statutory rate of 35%, provided for consistency and comparability of 2013 and 2012 financial performance as presented below.
Pension-adjusted diluted EPS: Diluted EPS excluding the after-tax net pension adjustment per share, as defined above. These per share amounts are provided for consistency and comparability of operating results. Management uses pension-adjusted diluted EPS, as reconciled below, as an internal measure of financial performance.
Pension-adjusted net income: Net income before the after-tax impact of the net FAS/CAS pension adjustment, as defined above.  Management uses pension-adjusted net income as a metric for both top and bottom line performance.  Pension-adjusted net income is reconciled below.

60 I NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2014 PROXY STATEMENT

MISCELLANEOUS

Pension-adjusted operating income: Operating income before net FAS/CAS pension adjustment as reconciled below. Management uses pension-adjusted operating income as an internal measure of financial performance.
Pension-adjusted operating margin rate: Pension-adjusted operating income as defined above, divided by sales. Management uses pension-adjusted operating margin rate, as reconciled below, as an internal measure of financial performance.
Segment operating income: Total earnings from our four segments including allocated pension expense recognized under CAS. Reconciling items to operating income are unallocated corporate expenses, including unallowable or unallocable portions of management and administration, legal, environmental, certain compensation and retiree benefits, and other expenses; net FAS/CAS pension adjustment; and reversal of royalty income included in segment operating income. Management uses segment operating income, as reconciled below, as an internal measure of financial performance of our individual operating segments.
Segment operating margin rate: Segment operating income as defined above, divided by sales. Management uses segment operating margin rate, as reconciled below, as an internal measure of financial performance.
Reconciliation of Non-GAAP Financial Measures

	Total Year
($M)	2013	2012
Cash provided by operating activities before discretionary pension contributions	$2,806	$2,833
After-tax discretionary pension pre-funding impact	(323)	(193)
Net Cash provided by operating activities	2,483	2,640
Less:
Capital expenditures	(364)	(331)
Free cash flow	2,119	2,309
After-tax discretionary pension pre-funding impact	323	193
Free cash flow provided by operating activities before discretionary pension contributions	$2,442	$2,502

	Total Year
($M)	2013	2012
Segment Operating Income	$3,080	$3,176
Segment operating margin rate	12.5%	12.6%
Reconciliation to operating income
Unallocated corporate expenses	(119)	(168)
Net FAS/CAS pension adjustment	168	132
Other	(6)	(10)
Operating income	$3,123	$3,130
Operating margin rate	12.7%	12.4%
	Total Year
($M)	2013	2012
Pension-adjusted Operating Highlights
Operating income	$3,123	$3,130
Net FAS/CAS pension adjustment	(168)	(132)
Pension-adjusted operating income	$2,955	$2,998
Pension-adjusted operating margin rate	12.0%	11.9%

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MISCELLANEOUS

	Total Year
	2013	2012
Pension-adjusted Per Share Data
Diluted EPS	$8.35	$7.81
After-tax net pension adjustment per share	(0.47)	(0.34)
Pension-adjusted diluted EPS	$7.88	$7.47

Total Year
($M)	2013
Net income	$1,952
Net FAS/CAS pension adjustment	(109)
Pension-adjusted net income	$1,843

April 4, 2014
NOTICE: THE COMPANY FILED AN ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2013 ON FEBRUARY 3, 2014. SHAREHOLDERS OF RECORD ON MARCH 18, 2014 MAY OBTAIN A COPY OF THIS REPORT WITHOUT CHARGE FROM THE CORPORATE SECRETARY, NORTHROP GRUMMAN CORPORATION, 2980 FAIRVIEW PARK DRIVE, FALLS CHURCH, VIRGINIA 22042.

Jennifer C. McGarey
Corporate Vice President and Secretary

62 I NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2014 PROXY STATEMENT

Dulles Int'l Airport
VA-7
VA-267
I-495
Langley
McLean
Arlington
VA-267
VA-7
Vienna
Washington DC
US-50
I-66
I-66
Arlington
I-295
VA-7
Fairfax
US-1
Reagan Nat'l Airport
I-495
Annandale
I-395
Alexandria
I-66
I-66
Gallows Rd.
I-495
US-29/Lee Hwy.
US-29/Lee Hwy.
Fairview Park Dr.
Northrop Grumman Corporate Offices
US-50/Arlington Blvd.
US-50/Arlington Blvd.
Annandale Rd.
Gallows Rd.
I-495

Northrop Grumman Corporate Offices
2980 Fairview Park Drive
Falls Church, VA 22042

From Dulles International Airport (IAD)

- Take the Dulles Airport Access Road.
- Merge onto VA-267 East toward I-495/Exit 18-19/ VA-123 Baltimore/Richmond (portions toll).
- Merge onto I-495 South via Exit 18 toward Richmond. Take US-50 East/Arlington Blvd., Exit 50A-B, toward Arlington.
- Keep right before the ramp onto US-50 East and follow signs for Fairview Park North.
- Take the Fairview Park ramp and turn slight left onto Fairview Park Drive. The office is the first building on your left. Turn left to access the parking lot.

From Reagan National Airport (DCA)

- Take the ramp onto George Washington Memorial Parkway North.
- Take the I-395 South exit toward Richmond. Quickly merge left onto I-395 South.
- Take exit 8A onto VA-27 West Washington Blvd./ South Arlington Ridge Road. Stay left on Washington Blvd. until the exit for US-50 West.
- Exit onto US-50 West/Arlington Blvd. toward Falls Church. You will stay on US-50 West.
- Just before I-495, take the exit toward Fairview Park North. Stay towards the right.
- Turn right onto Fairview Park Drive North. The office is the first building on your left. Turn left to access the parking lot.

From Baltimore Washington Airport (BWI)

- Exit BWI and take the I-95 South.
- Take Exit 27, merge onto the I-495 West towards Silver Spring.
- Keep right before the ramp onto US-50 East and follow signs for Fairview Park North.
- Turn left onto Fairview Park Drive North. The office is the first building on your left. Turn left to access the parking lot.

From the I-495 Capital Beltway

- From I-495, take Exit 50B for US-50 East/Arlington Blvd. toward Arlington.
- Follow the off ramp.
- Stay in center lane as you follow signs for Fairview Park North (do not take the left lane towards US-50 East or the right lane towards Fairview Park South).
- Turn left onto Fairview Park Drive North. The office is the first building on your left. Turn left to access the parking lot.

INFORMATION ABOUT ANNUAL MEETING ADMISSION

In order to attend the Annual Meeting, proof of stock ownership, as well as a form of personal photo identification, must be presented. Once arriving at Northrop Grumman Corporate Headquarters, please follow the instructions below:

- Enter the six-level parking garage from the main driveway (located at the traffic light on Fairview Park Drive) using the right-hand entry lane with the guardhouse. Identify yourself as a shareholder attending the Annual Meeting to gain entrance to the parking garage.
- Follow the Shareholders' Meeting signage for parking on Level P5 of the garage.
- Enter the building through the walkway bridge on Level P5 of the garage.

THE VALUE OF *PERFORMANCE.*

NORTHROP GRUMMAN

2980 Fairview Park Drive
Falls Church, VA 22042-4511
www.northropgrumman.com

NORTHROP GRUMMAN

IMPORTANT ANNUAL MEETING INFORMATION

000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
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C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 AM, Eastern Time, on May 21, 2014.

Vote by Internet

- Go to **www.envisionreports.com/noc**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. Election of Directors:

	For	Against	Abstain
01 - Wesley G. Bush	☐	☐	☐
02 - Victor H. Fazio	☐	☐	☐
03 - Donald E. Felsinger	☐	☐	☐
04 - Bruce S. Gordon	☐	☐	☐
05 - William H. Hernandez	☐	☐	☐
06 - Madeleine A. Kleiner	☐	☐	☐
07 - Karl J. Krapek	☐	☐	☐
08 - Richard B. Myers	☐	☐	☐
09 - Gary Roughead	☐	☐	☐
10 - Thomas M. Schoewe	☐	☐	☐
11 - Kevin W. Sharer	☐	☐	☐

	For	Against	Abstain
2. Proposal to approve, on an advisory basis, the compensation of Named Executive Officers.	☐	☐	☐
3. Proposal to ratify the appointment of Deloitte & Touche LLP as the Company's Independent Auditor for fiscal year ending December 31, 2014.	☐	☐	☐

The Board of Directors recommends a vote AGAINST Proposal 4.

	For	Against	Abstain
4. Shareholder proposal regarding independent Board chairman.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 JNT
1 U P X 1 9 2 7 5 4 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

01S37D

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — NORTHROP GRUMMAN CORPORATION

ANNUAL MEETING OF SHAREHOLDERS

MAY 21, 2014, 8:00 A.M.
Northrop Grumman Corporation Corporate Headquarters
2980 Fairview Park Drive, Falls Church, Virginia 22042

This Proxy/Voting Instruction Card is Solicited on Behalf of The Board of Directors for the 2014 Annual Meeting of Shareholders

The undersigned hereby constitutes and appoints Sheila C. Cheston and Jennifer C. McGarey, and each of them, attorneys and proxies with full power of substitution, to represent the undersigned and to vote all shares of Common Stock, $1.00 par value, of Northrop Grumman Corporation (the "Company"), that the undersigned would be entitled to vote if personally present at the 2014 Annual Meeting of Shareholders of the Company to be held on Wednesday, May 21, 2014, at 8:00 a.m. (Eastern Daylight Time) at the Northrop Grumman Corporation Corporate Headquarters, 2980 Fairview Park Drive, Falls Church, Virginia 22042, and at any and all adjournments or postponements thereof (the "Meeting"), as herein specified and in such proxyholder's discretion upon any other matter that may properly come before the Meeting including without limitation to vote on the election of such substitute nominees as such proxies may select in the event nominee(s) named on their card become(s) unable to serve as director. By granting this proxy, the undersigned hereby revokes any proxy previously granted by the undersigned.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NOT OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES LISTED UNDER PROPOSAL 1, "FOR" PROPOSALS 2 AND 3 AND "AGAINST" PROPOSAL 4.

PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY, EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING.

If shares are held on your behalf under any of the Company Savings Plans, the proxy serves to provide confidential instructions to the plan Trustee or Voting Manager who then votes the shares. Instructions must be received by 11:59 p.m. Eastern Time on May 18, 2014 to be included in the tabulation to the plan Trustee or Voting Manager. For shares represented by proxies not received by this date, the applicable plan Trustee or Voting Manager will treat the received proxies as instructions to vote the respective plan shares in the same proportion as shares held under the plan for which voting instructions have been received, unless contrary to ERISA.

(Continued and to be signed on the other side)

C Non-Voting Items

Change of Address — Please print new address below.

NORTHROP GRUMMAN

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. Election of Directors:

	For	Against	Abstain
01 - Wesley G. Bush	☐	☐	☐
02 - Victor H. Fazio	☐	☐	☐
03 - Donald E. Felsinger	☐	☐	☐
04 - Bruce S. Gordon	☐	☐	☐
05 - William H. Hernandez	☐	☐	☐
06 - Madeleine A. Kleiner	☐	☐	☐
07 - Karl J. Krapek	☐	☐	☐
08 - Richard B. Myers	☐	☐	☐
09 - Gary Roughead	☐	☐	☐
10 - Thomas M. Schoewe	☐	☐	☐
11 - Kevin W. Sharer	☐	☐	☐

	For	Against	Abstain
2. Proposal to approve, on an advisory basis, the compensation of Named Executive Officers.	☐	☐	☐
3. Proposal to ratify the appointment of Deloitte & Touche LLP as the Company's Independent Auditor for fiscal year ending December 31, 2014.	☐	☐	☐

The Board of Directors recommends a vote AGAINST Proposal 4.

	For	Against	Abstain
4. Shareholder proposal regarding independent Board chairman.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 1 9 2 7 5 4 2

01S38D

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — NORTHROP GRUMMAN CORPORATION

ANNUAL MEETING OF SHAREHOLDERS

MAY 21, 2014, 8:00 A.M.
Northrop Grumman Corporation Corporate Headquarters
2980 Fairview Park Drive, Falls Church, Virginia 22042

This Proxy/Voting Instruction Card is Solicited on Behalf of The Board of Directors for the 2014 Annual Meeting of Shareholders

The undersigned hereby constitutes and appoints Sheila C. Cheston and Jennifer C. McGarey, and each of them, attorneys and proxies with full power of substitution, to represent the undersigned and to vote all shares of Common Stock, $1.00 par value, of Northrop Grumman Corporation (the "Company"), that the undersigned would be entitled to vote if personally present at the 2014 Annual Meeting of Shareholders of the Company to be held on Wednesday, May 21, 2014, at 8:00 a.m. (Eastern Daylight Time) at the Northrop Grumman Corporation Corporate Headquarters, 2980 Fairview Park Drive, Falls Church, Virginia 22042, and at any and all adjournments or postponements thereof (the "Meeting"), as herein specified and in such proxyholder's discretion upon any other matter that may properly come before the Meeting including without limitation to vote on the election of such substitute nominees as such proxies may select in the event nominee(s) named on their card become(s) unable to serve as director. By granting this proxy, the undersigned hereby revokes any proxy previously granted by the undersigned.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NOT OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES LISTED UNDER PROPOSAL 1, "FOR" PROPOSALS 2 AND 3 AND "AGAINST" PROPOSAL 4.

PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY, EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING.

If shares are held on your behalf under any of the Company Savings Plans, the proxy serves to provide confidential instructions to the plan Trustee or Voting Manager who then votes the shares. Instructions must be received by 11:59 p.m. Eastern Time on May 18, 2014 to be included in the tabulation to the plan Trustee or Voting Manager. For shares represented by proxies not received by this date, the applicable plan Trustee or Voting Manager will treat the received proxies as instructions to vote the respective plan shares in the same proportion as shares held under the plan for which voting instructions have been received, unless contrary to ERISA.

(Continued and to be signed on the other side)

NORTHROP GRUMMAN

C 1234567890

IMPORTANT ANNUAL MEETING INFORMATION

000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Vote by Internet

- Go to **www.envisionreports.com/NOC**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Shareholder Meeting Notice

1234 5678 9012 345

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual meeting of shareholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:

www.envisionreports.com/NOC

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.

Step 1: Go to **www.envisionreports.com/NOC** to view the materials.
Step 2: Click on **Cast Your Vote or Request Materials**.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 11, 2014 to facilitate timely delivery.

C O Y

01S39D

Shareholder Meeting Notice

Northrop Grumman Corporation's Annual Meeting of Shareholders will be held on May 21, 2014 at Northrop Grumman Corporation Corporate Headquarters, 2980 Fairview Park Drive, Falls Church, Virginia 22042, at 8:00 a.m. Eastern Daylight Time.

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommends that you vote FOR proposals 1–3.

1. Election of the following 11 nominees as Directors:
   Wesley G. Bush, Victor H. Fazio, Donald E. Felsinger, Bruce S. Gordon, William H. Hernandez, Madeleine A. Kleiner, Karl J. Krapek, Richard B. Myers, Gary Roughead, Thomas M. Schoewe and Kevin W. Sharer.
2. Proposal to approve, on an advisory basis, the compensation of Named Executive Officers.
3. Proposal to ratify the appointment of Deloitte & Touche LLP as the Company's Independent Auditor for fiscal year ending December 31, 2014.

The Board of Directors recommends that you vote AGAINST proposal 4.

4. Shareholder proposal regarding independent Board chairman.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or by telephone or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Directions to the 2014 annual meeting are available in the proxy statement, which can be viewed at www.envisionreports.com/NOC.

Here's how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

→ **Internet** – Go to **www.envisionreports.com/NOC**. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

→ **Telephone** – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

→ **Email** – Send email to investorvote@computershare.com with "Proxy Materials Northrop Grumman Corporation" in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 11, 2014.

01S39D

THE VALUE OF PERFORMANCE.
NORTHROP GRUMMAN

COMPANY ANNOUNCEMENT

April 4, 2014

CA 14-(0X)

Important Information Regarding Your Northrop Grumman Shares—Your Vote Is Important

To Northrop Grumman Employees:

Today, Northrop Grumman filed its proxy statement for the 2014 Annual Meeting of Shareholders. The proxy statement and 2013 annual report are now available online.

Many of you hold Northrop Grumman shares through a company defined contribution plan or otherwise. As shareholders, you have the right to vote on matters that impact the company. Your vote on these matters is important, and we encourage you to vote your shares.

Northrop Grumman employees who hold Northrop Grumman shares as participants in the Northrop Grumman Savings Plan or the Northrop Grumman Financial Security and Savings Program will receive an e-mail this evening from the company's transfer agent, Computershare. This e-mail will contain important instructions for viewing the proxy statement and annual report and for voting your shares.

This e-mail is an important communication approved by Northrop Grumman. The subject line of the e-mail will read, "*Northrop Grumman Corporation Proxy Meeting Materials*." Note that the "EXT" warning tag, which appears in the subject line of e-mails originating outside of Northrop Grumman, has been removed for this message coming directly from Computershare. If you do not receive this e-mail correspondence, or if you have any questions, please contact Computershare at (877) 498-8861 or the company's shareholder services at (310) 332-2544.

We value your input as shareholders. Please ensure that your shares are represented at the 2014 Annual Meeting.

Thank you for your attention to this matter.

CORPORATE COMMUNICATIONS

Subject: Northrop Grumman Corporation Proxy Meeting Materials

Computershare

NORTHROP GRUMMAN

2014 Annual Meeting of Shareholders

Control Number:3333 9999 8888 333

To: NAME

Your Northrop Grumman Corporation proxy statement and annual report are now available online and you may also vote your shares for the 2014 Annual Meeting of Shareholders.

To view the proxy statement and annual report, please visit: www.envisionreports.com/NOC

To cast your vote, please visit www.envisionreports.com/NOC and follow the on-screen instructions. You will be prompted to enter your Control Number (provided above) to access this voting site.

Please note that votes submitted through this site must be received by 1:00 a.m., Eastern Time, on May 21, 2014.

If shares are held on your behalf under any of the Company Savings Plans, voting instructions submitted through this site must be received by 11:59 p.m., Eastern Time, on Sunday, May 18, 2014.

Thank you for viewing the 2014 Northrop Grumman Corporation Annual Meeting Materials and for submitting your very important vote.

REMEMBER, YOUR VOTE IS VERY IMPORTANT, PLEASE VOTE.

Please note: Registered shareholders may unsubscribe to email notifications at any time by changing their elections at Investor Centre.

Questions? For additional assistance regarding your account please visit www.computershare.com/ContactUs. Our virtual agent, Penny, provides answer to many frequently asked questions.

Please do not reply to this email. This mailbox is not monitored and you will not receive a response.

CERTAINTY | INGENUITY | ADVANTAGE